Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]  Preliminary proxy statement         [ ] Confidential, for use of the
[X]  Definitive proxy statement              Commission only (as permitted by
[ ]  Definitive additional materials         Rule 14a-6(e)(2))
[ ]  Soliciting material pursuant to
       Rule 14a-11(c) or Rule 14a-12

                          Horizon Financial Corp.
------------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)

                          Horizon Financial Corp.
------------------------------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                              N/A
------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transactions applies:
                              N/A
------------------------------------------------------------------------------
(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
                              N/A
------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
                             N/A
------------------------------------------------------------------------------
(2)  Form, schedule or registration statement no.:
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------------------------------------------------------------------------------
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                             N/A
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(4)  Date filed:
                             N/A
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





                               June 18, 2003


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Horizon Financial Corp. to be held at the Fox Hall at the Hampton Inn, 1661 W. Bakerview Road, Bellingham, Washington, on July 22, 2003 at 1:00 p.m., Pacific Time.

     The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation, as well as a representative of Moss Adams LLP, will be present to respond to any questions our shareholders may have.

     Please sign, date and return the enclosed proxy card. If you attend the meeting and vote your shares at the meeting, please note the following:

          1. If you are a shareholder of record and you have physical possession of the stock certificates: You may vote in person even if you have voted by proxy previously.

          2. If your shares are held by a brokerage firm or other nominee, and you want to vote in person at the meeting: Please contact your broker or agent for a "Legal Proxy" from your brokerage firm and bring the Legal Proxy to the meeting for voting. Without the Legal Proxy, you will not be able to vote in person at the meeting.

     Your continued interest and support of the Corporation and Horizon Bank are sincerely appreciated.

                                  Sincerely,


                                  /s/V. Lawrence Evans
                                  V. Lawrence Evans
                                  Chairman of the Board

                         HORIZON FINANCIAL CORP.
                          1500 Cornwall Avenue
                      Bellingham, Washington  98225


                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       To Be Held on July 22, 2003


     NOTICE IS HEREBY GIVEN THAT the 2003 Annual Meeting of Shareholders ("Meeting") of Horizon Financial Corp. ("Corporation") will be held at the Fox Hall at the Hampton Inn, which is located at 1661 W. Bakerview Road, Bellingham, Washington on July 22, 2003 at 1:00 p.m., Pacific Time.

     A Proxy Card and Proxy Statement for the Meeting are enclosed herewith.

     The Meeting is for the purpose of considering and acting upon:

     (1)   The election of three directors of the Corporation; and

     (2) Such other matters as may properly come before the Meeting or any adjournments thereof.

     NOTE:    The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Shareholders of record at the close of business on June 6, 2003, are the shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

                                  BY ORDER OF THE BOARD OF DIRECTORS


                                  /S/RICHARD P. JACOBSON
                                  RICHARD P. JACOBSON
                                  SECRETARY

Bellingham, Washington
June 18, 2003


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             PROXY STATEMENT
                                    OF
                          HORIZON FINANCIAL CORP.
                            1500 Cornwall Avenue
                       Bellingham, Washington  98225
                              (360) 733-3050

                       ANNUAL MEETING OF SHAREHOLDERS
                               July 22, 2003

------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Horizon Financial Corp. ("Horizon Financial" or the "Corporation"), the holding company for Horizon Bank ("Horizon Bank" or the "Bank"), to be used at the 2003 Annual Meeting of Shareholders of the Corporation ("Meeting") which will be held at the Fox Hall at the Hampton Inn, 1661 W. Bakerview Road, Bellingham, Washington, on Tuesday, July 22, 2003 at 1:00 p.m., Pacific Time. The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are being first mailed to shareholders on or about June 18, 2003.

                           REVOCATION OF PROXIES
                           ---------------------

     Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Corporation or the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. An executed proxy will not be voted if a shareholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein provided they are executed. Where no instructions are indicated, executed proxies will be voted for the nominees for directors set forth below.

                         VOTING AND PROXY PROCEDURE
                         --------------------------

     Shareholders Entitled to Vote. Shareholders of record as of the close of business on June 6, 2003 ("Voting Record Date") are entitled to one vote for each share of common stock ("Common Stock") of the Corporation then held. Shareholders are not permitted to cumulate their votes for the election of directors. As of the Voting Record Date the Corporation had 10,547,331 shares of Common Stock issued and outstanding.

     If you are a beneficial owner of the Corporation's Common Stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of the Corporation's Common Stock held in street name in person at the Meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

     Quorum. The presence, in person or by proxy, of at least one-third of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will be considered shares present and will be included in determining whether a quorum is present.

     Voting. The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the
proxy card.   Where no instructions are indicated, proxies will be voted in
accordance with the recommendations of the Board of Directors.   If a
shareholder of
record attends the Meeting, he or she may vote by ballot. The Board recommends a vote FOR the election of the nominees for director.

     The affirmative vote of a plurality of the votes cast at the Meeting is required for the election of directors. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected.

     Revocation of a Proxy. Shareholders who execute proxies retain the right to revoke them at any time before they are voted. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later proxy prior to a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a shareholder of record in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     If your Common Stock of the Corporation is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

     Participants in the ESOP. If a shareholder is a participant in the Horizon Bank Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
       --------------------------------------------------------------

     Persons and groups who beneficially own in excess of five percent of the Corporation's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Corporation, disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at the close of business on the Voting Record Date. The table also sets forth, as of the close of business on the Voting Record Date, certain information as to shares of Common Stock beneficially owned by the Corporation's directors, "named executive officers," and all directors and executive officers as a group.

                                                    Number of    Percent of
                                                     Shares        Shares
                                                  Beneficially      Out-
Name                                              Owned (1)(2)    Standing
------------------------------------------------  ------------    --------

Beneficial Owners of More Than 5%

Dimensional Fund Advisors (3)                        660,327        6.26%
1299 Ocean Avenue, 11th Floor
Santa Monica, California  90401

                     (table continued on following page)

                                                    Number of    Percent of
                                                     Shares        Shares
                                                  Beneficially      Out-
Name                                              Owned (1)(2)    Standing
------------------------------------------------  ------------    --------

Directors

Robert C. Diehl                                      47,949         0.45%
Fred R. Miller                                      118,266         1.12
James A. Strengholt                                   9,460         0.09
Richard R. Haggen                                    77,354         0.73
Gary E. Goodman                                       5,002         0.05
Robert C. Tauscher                                    3,208         0.03

Named Executive Officers(4)

V. Lawrence Evans                                   248,614         2.36
Dennis C. Joines                                      5,938         0.06
Richard P. Jacobson                                  40,049         0.38
Karla C. Lewis                                       32,041         0.30

All Executive Officers and
 Directors as a Group (12 persons)                  609,682         5.78%

----------
(1) Includes all shares owned directly by the named individuals or by the individuals indirectly through a trust or corporation, or by the individuals' spouses and minor children, except as otherwise noted. The named individuals effectively exercise sole or shared voting and investment power over these shares.
(2) Includes shares of Common Stock subject to outstanding stock options which are exercisable within 60 days after the Voting Record Date.
(3) Based on a Schedule 13G dated February 3, 2003, filed with the SEC that discloses sole voting and dispositive power as to 660,327 shares.
(4) Under SEC regulations the term "named executive officer(s)" is defined to include the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Mr. Evans, President, Chief Executive Officer and Chairman of the Board of the Corporation and Chief Executive Officer and Chairman of the Board of the Bank; Mr. Joines, President and Chief Operating Officer of the Bank; Mr. Jacobson, Vice President and Secretary of the Corporation and Executive Vice President of the Bank; and Karla C. Lewis, Senior Vice President of the Bank, were the Corporation's only "named executive officers" during the fiscal year ended March 31, 2003.

                      PROPOSAL I -- ELECTION OF DIRECTORS
                      -----------------------------------

     The Corporation's Board of Directors consists of eight directors. The Corporation's bylaws provide that directors will be elected for three-year staggered terms with approximately one-third of the directors elected each year. Accordingly, at the Meeting, three directors will be elected to serve for a three-year term,or until their respective successors have been duly elected and qualified. The Board of Directors has nominated for election as directors Robert C. Diehl, Fred F. Miller and Gary E. Goodman, each for three-year terms. Messrs. Diehl, Miller and Goodman are each current members of the Board of Directors of the Corporation and the Bank.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees for the terms specified in the table below. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board may reduce the number of directors to eliminate the vacancy. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF MESSRS. DIEHL, MILLER AND GOODMAN.

     The following table sets forth certain information regarding the nominees for election at the Meeting and those directors continuing in office after the Meeting.

                                               Year First
                                                 Elected
                                              or Appointed      Term to
Name                       Age(1)              Director(2)       Expire
-----------------          ------              -----------       ------

                                      NOMINEES
                                      --------
Robert C. Diehl             64                     1976          2006(3)
Fred R. Miller              66                     1984          2006(3)
Gary E. Goodman             55                     1998          2006(3)

                                CONTINUING DIRECTORS
                                --------------------

Dennis C. Joines            53                     2002          2004
James A. Strengholt         50                     2000          2004
V. Lawrence Evans           56                     1990          2005
Richard R. Haggen           58                     1994          2005
Robert C. Tauscher          63                     2001          2005
------------
(1)  As of March 31, 2003.
(2)  Includes prior service on the Board of Directors of the Bank.
(3)  Assuming the individual is re-elected.

     The principal occupation of each director nominee of the Corporation for the last five years is set forth below. Unless otherwise stated, each director resides in the State of Washington.

     ROBERT C. DIEHL is the President and General Manager of Diehl Ford, Inc., an automobile dealership.

     FRED R. MILLER is the retired and former owner and President of the Skagit Bonded Collectors, Inc., Mount Vernon, Washington.

     GARY E. GOODMAN is the refinery manager for the Conoco Phillips Refinery in Ferndale, Washington.

     DENNIS C. JOINES is President and Chief Operating Officer of the Bank and a Director of the Corporation and the Bank. He joined the Bank on April 23, 2002 following an extensive career in the Pacific Northwest banking industry for over 30 years. Most recently, Mr. Joines was Senior Vice President/National Small Business and SBA Manager for Washington Mutual Bank from 2001 to 2002. Prior to that time, he served in a variety of key roles at KeyBank from 1993 to 2001.

     JAMES A. STRENGHOLT is the Vice President of Strengholt Construction Company, Inc., a general building contractor based in Lynden, Washington.

     V. LAWRENCE EVANS joined the Bank in 1972 and served as the Bank's Executive Vice President from 1983 to 1990. Mr. Evans served as President of the Bank from May 14, 1990 to April 23, 2002. He has served as Chief Executive Officer of the Bank since March 26, 1991 and as Chairman of the Bank's Board of Directors since July 1997. Mr. Evans also serves as President and Chief Executive Officer of the Corporation and, effective July 24, 2001, as Chairman of the Board of the Corporation.

     RICHARD R. HAGGEN is an owner and co-chairman of the Board of Directors of Haggen, Inc., a retail grocery chain.

     ROBERT C. TAUSCHER is the President and Chief Executive Officer of Team Corporation, a manufacturer of vibration testing equipment, in Burlington, Washington.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
               -------------------------------------------------

     The Boards of Directors of the Corporation and the Bank conduct their business through meetings of the Boards and through their committees. During fiscal 2003, the Board of Directors of the Corporation held eight meetings. No director of the Corporation attended fewer than 75% of the total number of meetings of the Board of Directors and committees on which the director served.

     The full Board of Directors of the Corporation acts as a Nominating Committee for the annual selection of its nominees for election as directors. The Corporation's Bylaws provide that any nomination to the Board of Directors (except one proposed by the existing Board of Directors of the Corporation) must be in writing and delivered or mailed to the Chairman of the Board of the Corporation at least 20 days prior to the meeting of shareholders called for the election of directors. The Board of Directors met twice during the 2003 fiscal year in its capacity as the Nominating Committee.

     The Executive Committee of the Corporation is composed of Directors Diehl, Evans, Goodman, Joines and Miller. This Committee meets at least monthly to advise management of the Corporation between meetings of the Board of Directors. The Executive Committee met 12 times during the 2003 fiscal year.

     The Audit Committee of the Corporation is composed of Directors Miller, Strengholt and Tauscher. The Audit Committee is responsible for examining and evaluating the activities of the Corporation and reporting its findings to the Board. This examination determines the reliability of information produced on behalf of the Corporation and the effectiveness of internal practices and procedures and the efficiency of operations. The Audit Committee also assists the Board in the selection of independent accountants. The Audit Committee met six times during the 2003 fiscal year.

     The Compensation and Retirement Committee is composed of Directors Diehl, Goodman and Miller. This Committee makes recommendations to the Board of Directors concerning corporation compensation packages and retirement plans. The Compensation and Retirement Committee met twice during the 2003 fiscal year.

                          DIRECTORS' COMPENSATION
                          -----------------------

     Each director of the Corporation is also a director of the Bank. Directors of the Corporation received no additional compensation for attendance at any meeting of the Corporation's Board of Directors during the 2003 fiscal year. Members of the Bank's Board of Directors receive an annual retainer of $9,000 and $500 for attendance at each Board meeting. The Chairman of the Board receives an additional $500 per month. Directors also receive $400 for each committee meeting attended held on the day of a regular meeting or a special board meeting held by telephone conference call, and $400 for attendance at a special board meeting or a committee meeting held on a day other than the day of a regular board meeting. Members of the Executive Committee receive $500 per month. Employees of the Bank who are also directors do not receive compensation for their attendance at any board or committee meetings.

                          EXECUTIVE COMPENSATION
                          ----------------------

     Summary Compensation Table. The following information is furnished for the Chief Executive Officer of the Corporation and the Bank, and three executive officers who received salary and bonus in excess of $100,000 during the fiscal year ended March 31, 2003. No other executive officer's total annual salary and bonus for the last completed fiscal year exceeded $100,000.

                                                                             Long-Term
                                                                           Compensation
                                    Annual Compensation*                      Awards
                             -------------------------------------------   ------------
                                                                            Securities
Name and                                                  Other Annual      Underlying        All Other
Position              Year   Salary($)    Bonus($)     Compensation($)(1)  Options(#)(2) Compensation($)(3)
------------------    ----   ---------    --------     ------------------  ------------  ------------------

V. Lawrence Evans     2003   $200,004     $34,974           $ 99,653            --             $27,331
 President, Chief     2002    182,700      18,441            115,257            --              24,573
 Executive Officer    2001    182,700      17,351             97,117        10,781              23,772
 and Chairman of the
 Board of the Corpor-
 ation and Chief
 Executive Officer
 and Chairman of the
 Board of the Bank

Dennis C. Joines (4)  2003    167,222      15,759                 --        18,750              11,317
 President and Chief
 Operating Officer
 of the Bank and a
 Director of the
 Corporation and
 the Bank

Richard P. Jacobson   2003    111,297      18,254                 --            --              17,676
 Vice President and   2002     91,800       9,090                 --            --              13,463
 Secretary of the     2001     88,200       8,376                 --         5,462              10,934
 Corporation and
 Executive Vice
 President and
 Secretary of the
 Bank

Karla C. Lewis        2003     95,820      16,931                 --            --              12,602
 Senior Vice          2002     89,520       8,898                 --            --              11,719
 President of         2001     86,700       8,304                 --         4,312              11,152
 the Bank



------------
*    All compensation is paid by the Bank.
(1) Amounts reflect: for Mr Evans, deferred compensation under the Bank's deferred compensation plan.
(2) Pursuant to the 1995 Stock Option Plan, Mr. Joines was granted 18,750 options on April 23, 2002, which vest at a rate of 25% per year over a four year period.
(3) Amounts for fiscal 2003 reflect: for Mr. Evans, contributions of $4,039 to the Bank's ESOP, $19,327 to the Bank's Retirement Savings and Investment Plan, $1,032 for life insurance premiums; and $2,933 for an automobile and other allowance; for Mr. Joines, $368 for life insurance premiums, and $10,949 for automobile and other allowance; for Mr. Jacobson, contributions of $2,248 to the Bank's ESOP, $10,724 to the Bank's Retirement Savings and Investment Plan, $268 for life insurance premiums; and $4,436 for an automobile and other allowance; and for Ms. Lewis, contributions of $1,935 to the Bank's ESOP, $9,472 to the Bank's Retirement Savings and Investment Plan, and $1,195 for life insurance premiums.
(4) Effective April 23, 2002, Mr. Dennis C. Joines was appointed President and Chief Operating Officer of the Bank. Mr. Evans, who formerly served as President of the Bank, has continued to serve as Chief Executive Officer and Chairman of the Bank and President, Chief Executive Officer and Chairman of the Corporation.

     Option Grants in Last Fiscal Year. The following table sets forth information concerning the grant of stock options to Mr. Joines during the year ended March 31 2003. No other named executive officer was granted options during the year ended March 31, 2003.


                                      Individual Grants
                         ---------------------------------------------
                                         Percent                           Potential Realizable Value
                         Number of      Of Total                             at Assumed Annual Rate
                         Securities     Options                           of Stock Price Appreciation
                         Underlying     Granted to     Exercise  Expira-        For Option Term (2)
                          Options      Employees in    Price     tion     ----------------------------
Name                     Granted(1)    Fiscal Year     ($/sh)    Date      0%($)      5%($)      10%($)
--------------------     ----------    -----------     ------    ----     ------    -------     -------
Dennis C. Joines         18,750          57.0%        $10.66   4/23/12    $79,313   $93,188   $107,250

----------
(1)  Each option grant reported in the table vests at the rate of 25% per annum.  Options will become immediately exercisable in the event of a change in control of the Corporation.
(2)  The dollar gains under these columns result from calculations required by the SEC's rules and are not intended to forecast future price appreciation of the Corporation Common Stock. It is important to note that options have value only if the stock price increases above the exercise price shown in the table during the effective option period.  At March 31, 2003, the price was $14.89, which represents the value in the 0% appreciation column.  In order for the executive to realize the potential values set forth in the 5% and 10% columns in the table, the price per share of the Corporation's Common Stock would be approximately $15.63 and $16.38, respectively, as of the expiration date of the options.



     Option Exercise/Value Table.  The following information with respect to options exercised during the fiscal year ended March 31, 2003, and remaining unexercised at the end of the fiscal year, is presented for
Messrs. Evans, Joines and Jacobson, and Ms. Lewis.

                                                       Number of
                                                Securities Underlying            Value of Unexercised
                                                 Unexercised Options             In-the-Money Options
                     Shares                      at Fiscal Year End(#)          at Fiscal Year End($)(1)
                  Acquired on     Value       ---------------------------    ----------------------------
Name              Exercise (#)  Realized($)   Exercisable   Unexercisable    Exercisable    Unexercisable
---------------   ------------  -----------   -----------   -------------    -----------    -------------
V. Lawrence Evans  42,912        $220,938      58,220           7,186         $422,274       $60,472
Dennis C. Joines       --              --          --          18,750               --        79,313
Richard P. Jacobson    --              --      33,553           4,526          238,542        38,049
Karla C. Lewis     14,919          84,211      15,847           2,155          101,405        18,167

(1)  Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on March 31, 2003 less the option exercise price.  Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

     Employment and Severance Agreements. The Corporation and the Bank are parties to an employment contract with Mr. Evans. The agreement renews automatically for an additional one year term until either of the parties notifies the other in writing of its intent not to renew the contract. Under the agreement, Mr. Evans' current annual base compensation is $206,000. In addition, Mr. Evans is entitled to participate in and to receive all benefits which are applicable to the Corporation's executive employees. The agreement also provides for compensation to be paid to Mr. Evans in the event of his disability, termination without cause or in the event of a change in control of the Corporation. In the event of a change in control (as defined in the agreement), Mr. Evans would be entitled to receive an amount equal to 2.99 times the average annual base compensation received prior to the date of change of control for the most recent five taxable years. Assuming that a change in control had occurred during fiscal 2003, Mr. Evans would have been entitled to a cash payment equal to approximately $546,216.

     On June 11, 2002, the Bank entered into a severance agreement with Mr. Joines, a director of the Corporation and President, Chief Operating Officer and a director of the Bank, in connection with his employment on April 23, 2002. The agreement is for an initial term of 36 months, and may be extended
annually unless either party elects not to extend the agreement.   The
agreement provides that if a "change in control" of the Corporation or the Bank occurs, and within 12 months thereafter the executive's employment is involuntarily terminated without just cause, or the executive voluntarily terminates his employment for good reason, as defined in the agreement, he will be entitled to receive a severance payment equal to 2.99 times his annual compensation. Assuming that a change in control had occurred during fiscal 2003, Mr. Joines would be entitled to a severance payment of approximately $554,573.

     The Bank entered into a change of control severance agreement with Mr. Jacobson, Vice President and Secretary of the Corporation and Executive Vice President and Secretary of the Bank, on July 16, 2002. The agreement is for an initial term of 36 months, and may be extended annually unless either party elects not to extend the agreement. The agreement provides that if a "change in control" of the Corporation or the Bank occurs, and within 12 months thereafter the executive's employment is involuntarily terminated without just cause, or the executive voluntarily terminates his employment for good reason, as defined in the agreement, he will be entitled to receive a severance payment equal to 1.99 times his annual compensation. Assuming that a change in control had occurred during fiscal 2003, Mr. Jacobson would be entitled to a severance payment of approximately $257,806.

     Deferred Compensation Plan. The Bank has established a deferred compensation plan for certain of its officers, including Mr. Evans. The plan provides for additional retirement benefits payable over a 12 to 20 year period following retirement. In connection with the funding of the Bank's obligation under the plan, the Bank has acquired life insurance policies on the lives of plan participants. Deferred compensation expense for Mr. Evans amounted to $99,653, $115,257 and $97,117 in 2003, 2002 and 2001,
respectively.

                          AUDIT COMMITTEE MATTERS
                          -----------------------

     Audit Committee Charter. The Audit Committee operates pursuant to a Charter approved by the Corporation's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Corporation. The Audit Committee Charter, which was adopted by the Corporation's Executive Committee in June 2000 and ratified and approved by the Audit Committee in July 2000, sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Corporation. A copy of the Charter was attached as Exhibit A to the 2001 annual meeting proxy statement.

     Report of the Audit Committee. The Audit Committee reports as follows with respect to the Corporation's audited financial statements for the year ended March 31, 2003:

     . The Audit Committee has completed its initial review and discussion of the Corporation's 2003 audited financial statements with management;

     . The Audit Committee has discussed with the independent auditors (Moss Adams LLP) the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications, including matters related to the conduct of the audit of the Corporation's financial statements;

     . The Audit Committee has received written disclosures, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, indicating all relationships, if any, between the independent auditor and its related entities and the Corporation and its related entities which, in the auditors' professional judgment, reasonably may be thought to bear on the auditors' independence, and the letter from the independent auditors confirming that, in its professional judgment, it is independent from the Corporation and its related entities, and has discussed with the auditors the auditors' independence from the Corporation; and

     . The Audit Committee has, based on its initial review and discussions with management of the Corporation's 2003 audited financial statements and discussions with the independent auditors, recommended to the Board of Directors that the Corporation's audited financial statements for the year ended March 31, 2003 be included in the Corporation's 2003 Annual Meeting Proxy Solicitation Materials.

          Audit Committee:            Fred R. Miller, Chairman
                                      James A. Strengholt
                                      Robert C. Tauscher

     Independence and Other Matters. Each member of the Audit Committee is "independent," as defined, in the case of the Corporation, under The Nasdaq Stock Market Rules. The Audit Committee members do not have any relationship to the Corporation that may interfere with the exercise of their independence from management and the Corporation. None of the Audit Committee members are current officers or employees of the Corporation or its affiliates.

                         COMPENSATION COMMITTEE MATTERS
                         ------------------------------

     Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

     Report of the Compensation Committee. The Compensation Committee's duties are to recommend and administer policies that govern executive compensation for the Corporation and the Bank. The Compensation Committee evaluates executive performances, compensation policies and salaries. The Compensation Committee recommends salaries to be paid to each executive officer. The entire Board of Directors reviews the Compensation Committee's recommendations as to executive compensation, including the Chief Executive Officer, and sets these salaries.

     The executive compensation policy of the Corporation and the Bank is designed to establish an appropriate relationship between executive pay and the Corporation's and the Bank's annual and long-term performance, long-term growth objectives, and their ability to attract and retain qualified executive officers. The principles underlying the program are:

     . To attract and retain key executives who are vital to the long-term success of the Corporation and the Bank and are of the highest caliber;

     . To provide levels of compensation competitive with those offered throughout the financial industry; and

     . To motivate executives to enhance long-term shareholder value by building their ownership in the Corporation.

    The Committee also considered a variety of subjective and objective factors in determining the compensation package for individual executives including (1) the performance of the Corporation and the Bank as a whole with an emphasis on annual and long-term performance, (2) the responsibilities assigned to each executive, and (3) the performance of each executive of assigned responsibilities as measured by the progress of the Corporation and the Bank during the year.

     Another factor the Compensation Committee (and the Board of Directors) considered when making their decisions was the overall profitability of the Corporation and Bank, rather than establishing compensation levels on the basis of whether specific financial goals had been achieved by the Corporation and the Bank.

     The annual salary for V. Lawrence Evans was $200,004 for fiscal 2003. The bonus paid to Mr. Evans is based on the profitability of the Bank, using the same formula that applies to all employees vested in the Bank's cash profit sharing program. The Compensation Committee believes that Mr. Evans' compensation, and management compensation levels as a whole, appropriately reflect the application of the Corporation's and the Bank's executive compensation policy and the progress of the Corporation and the Bank.

                                     Compensation Committee

                                     /s/Robert C. Diehl
                                     /s/Gary E. Goodman
                                     /s/Fred R. Miller

     Compensation Committee Interlocks and Insider Participation. The Compensation Committee of the Board of Directors consists of Directors Robert
C. Diehl, Fred R. Miller and Gary E. Goodman. During fiscal 2003, there were no compensation committee interlocks between the Corporation and any other entity.

     Performance Graph. The following graph compares the cumulative total shareholder return on the Corporation's Common Stock with the cumulative total return on the Nasdaq Index and the SNL Western Thrift Index, which encompasses ten western states. Total return assumes reinvestment of all dividends.

     [GRAPH APPEARS HERE]

                                             Period Ending
                    ----------------------------------------------------------
Index               03/31/98  03/31/99  03/31/00  03/31/01  03/31/02  03/31/03
------------------  --------  --------  --------  --------  --------  --------
Horizon Financial
 Corp.               100.00    73.51     51.85      66.79     91.54    140.08
Nasdaq - Total US*   100.00   135.08    250.99     100.60    101.32     74.37
SNL Western Thrift
 Index               100.00    83.23     62.01     124.27    120.51    134.39
SNL Western Bank
 Index               100.00    83.29     98.94     119.60    131.16    123.91


*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago, 2000. Used with permission. All rights reserved. crsp.com.

            COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
            -------------------------------------------------

     Section 16(a) of the Exchange Act requires the Corporation's executive officers and directors, and persons who own more than 10% of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC within prescribed time periods. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received and written representations provided to the Corporation by the above referenced persons, the Corporation believes that all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with during the fiscal year ended March 31, 2003, except for the filing of a Form 4, Statement of Change in Beneficial Ownership of Securities, by Director Tauscher. Director Tauscher inadvertently failed to file a Form 4, Statement of Change in Beneficial Ownership of Securities, on July 26, 2002 for a transaction on July 26, 2002. The transaction was subsequently reported on a Form 5, Annual Statement of Changes in Beneficial Ownership, which was filed on May 13, 2003.

                        TRANSACTIONS WITH MANAGEMENT
                        ----------------------------

     Under federal law, officers and directors of the Bank are generally prohibited from receiving any loan or extension of credit at other than market rates and terms.

                                 AUDITORS
                                 --------

     Moss Adams LLP served as the Corporation's auditors for the 2003 fiscal year. The Board of Directors currently anticipates appointing Moss Adams LLP to be its auditors for the 2004 fiscal year. A representative of Moss Adams LLP will be present at the Meeting to respond to questions from shareholders and will have the opportunity to make a statement if he or she so desires.

Audit Fees

     The aggregate fees billed to the Corporation by Moss Adams LLP for professional services rendered for the audit of the Corporation's financial statements and the reviews of the financial statements included in the Corporation Forms 10-Q were $63,000.

Financial Information Systems Design and Implementation Fees

     Moss Adams LLP performed no financial information system design or implementation work for the Corporation during the fiscal year ended March 31, 2003.

All Other Fees

     Other than audit fees, the aggregate fees billed to the Corporation by Moss Adams LLP for fiscal 2003, none of which were financial information systems design and implementation fees, were $45,331, which consisted of tax, consulting and other services. The Audit Committee of the Board of Directors determined that the services performed by Moss Adams LLP other than audit services are not incompatible with Moss Adams LLP maintaining its independence.

                               OTHER MATTERS
                               -------------

     The Board of Directors is not aware of any business to come before the Meeting other than the matter described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by telephone at their regular salary or hourly compensation.

     The Corporation's 2003 Annual Report to Shareholders has been mailed to all shareholders of record as of the Voting Record Date. Any shareholder who has not received a copy of such annual report may obtain a copy without charge by writing the Corporation. Such annual report is not to be treated as part of the proxy solicitation material nor having been incorporated herein by reference.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following discussion is intended to assist in understanding the financial condition and results of operations of the Corporation and its subsidiary. The information contained in this section should be read in conjunction with the Consolidated Financial Statements and the accompanying Notes contained herein.

Forward Looking Statements
--------------------------

     Management's Discussion and Analysis and other portions of this report contain certain "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. This statement is for the express purpose of availing Horizon Financial Corp. to the protections of such safe harbor provisions of said Act with respect to all "forward looking statements." Horizon Financial Corp. has used "forward looking statements" to describe future plans and strategies, including expectations of Horizon Financial Corp.'s potential future financial results. Management's ability to predict results or the effect of future plans and strategies is inherently uncertain. Factors that could affect results include, but are not limited to: the future level of interest rates, industry trends, general economic conditions, loan delinquency rates, and changes in state and federal regulations. These factors should be considered when evaluating the "forward looking statements" and undue reliance should not be placed on such statements.

General
-------

     Horizon Financial Corp. ("Corporation") was formed under Washington law on May 22, 1995, and became the holding company for Horizon Bank, effective October 13, 1995. Effective June 19, 1999 the Corporation completed the acquisition of Bellingham Bancorporation, whose wholly-owned subsidiary, Bank of Bellingham, was merged with and into Horizon Bank. At March 31, 2003, the Corporation had total assets of $819.9 million, total deposits of $646.7 million and total equity of $106.2 million. The Corporation's business activities generally are limited to passive investment activities and oversight of its investment in the Bank. Accordingly, the information set forth herein, including the consolidated financial statements and related data, relates primarily to the Bank and its subsidiary.

     The Bank was organized in 1922 as a Washington State chartered mutual savings and loan association and converted to a federal mutual savings and loan association in 1934. In 1979, the Bank converted to a Washington State chartered mutual savings bank, the deposits of which are insured by the Federal Deposit Insurance Corporation ("FDIC"). On August 12, 1986, the Bank converted to a state chartered stock savings bank under the name "Horizon Bank, a savings bank". The Bank became a member of the Federal Home Loan Bank ("FHLB") of Seattle in December 1998. Effective March 1, 2000, the Bank changed its name to its current title, "Horizon Bank".

     The Bank's operations are conducted through 16 full-service office facilities, located in Whatcom, Skagit and Snohomish counties in Northwest Washington. The acquisition of Bellingham Bancorporation increased Horizon Financial's and Horizon Bank's presence in Whatcom County. During fiscal 2000, the Bank purchased a bank site in Marysville, which will provide potential additional growth opportunities. In Fiscal 2002, the Bank acquired a bank site in Lynnwood, Washington, which was remodeled and opened for business in March 2003. Future plans for the Bank include the opening of commercial banking centers in Bellingham, Snohomish, and Everett during the first quarter of fiscal 2004.

Operating Strategy
------------------

     The primary business of the Bank is to acquire funds in the form of deposits and wholesale funds, and to use the funds to make commercial, consumer, and real estate loans in the Bank's primary market area. In addition, the Bank invests in a variety of investment grade securities including, but not necessarily limited to U.S. Government and federal agency obligations, mortgage-backed securities, corporate debt, equity securities, and municipal securities. The Bank intends to continue to fund its assets primarily with retail and commercial deposits, although FHLB advances, and other wholesale borrowings, may be used as a supplemental source of funds.

     The Bank's profitability depends primarily on its net interest income, which is the difference between the income it receives on its loan and investment portfolio and its cost of funds, which consists of interest paid on deposits and borrowings.

     Net interest income is also affected by the relative amounts of interest-earning assets and interest-bearing liabilities. When interest-earning assets equal or exceed interest-bearing liabilities, any positive interest rate spread will generate net interest income. The Bank's profitability is also affected by the level of other income and expenses. Other noninterest income includes income associated with the origination and sale of mortgage loans, loan servicing fees and net gains and losses on sales of interest-earning assets. Other noninterest expenses include compensation and benefits, occupancy and equipment expenses, deposit insurance premiums, data servicing expenses and other operating costs. The Bank's results of operations are also significantly affected by general economic and competitive conditions, particularly changes in market interest rates, government legislation, regulation, and monetary and fiscal policies.

      The Bank's business strategy is to operate as a well-capitalized, profitable and independent community bank, dedicated to commercial lending, home mortgage lending, consumer lending, small business lending and providing quality financial services to local personal and business customers. The Bank has sought to implement this strategy by: (i) focusing on commercial banking opportunities; (ii) continued efforts towards the origination of residential mortgage loans, including one- to- four family residential construction loans;
(iii) providing high quality, personalized financial services to individuals and business customers and communities served by its branch network; (iv) selling many of its fixed rate mortgages to the secondary market; (v) focusing on asset quality; (vi) containing operating expenses; and (vii) maintaining capital in excess of regulatory requirements combined with prudent growth.

Financial Condition
-------------------

     Total consolidated assets for the Corporation as of March 31, 2003, were $819,871,874, a 6.19% increase from the March 31, 2002, level of $772,062,906.
This increase in assets was due primarily to the growth in available for sale investment securities, which increased 60.78% to $74,560,801 from $46,373,554 at March 31, 2002. The tables below display the characteristics of the available for sale ("AFS") and held to maturity ("HTM") portfolios as of March 31, 2003:

                                                  As of March 31, 2003
                                        -------------------------------------
                                        Amortized         Net       Estimated
                                           Cost       Gain/Loss    Fair Value
                                           ----       ---------    ----------

Available-For-Sale Securities
  State and politicial subdivisions
   and U.S. government agency
   securities......................... $38,820,895   $1,888,238  $ 40,709,133
  Marketable equity securities........   3,805,723    5,423,778     9,229,501
  Mutual funds........................   5,000,000       10,070     5,010,070
  Corporate debt securities...........  18,580,044    1,032,053    19,612,097
  Mortgage-backed securities
   and CMO's.........................   37,140,593      780,599    37,921,192
                                      ------------   ----------  ------------
    Total available-for-
     sale securities.................  103,347,255    9,134,738   112,481,993
                                      ------------   ----------  ------------

                        (table continues on following page)

                                                  As of March 31, 2003
                                        -------------------------------------
                                        Amortized         Net       Estimated
                                           Cost       Gain/Loss    Fair Value
                                           ----       ---------    ----------

Held-To-Maturity Securities
  State and political subdivisions
   and U.S. government agency
   securities.........................     369,292       32,728       402,020
  Mortgage-backed securities
   and CMO's..........................   2,793,089      190,654     2,983,743
                                      ------------   ----------  ------------
     Total held-to-
       maturity securities............   3,162,381      223,382     3,385,763
                                      ------------   ----------  ------------
     Total securities.................$106,509,636   $9,358,120  $115,867,756
                                      ============   ==========  ============


                                       Maturity Schedule of Securities
                          -----------------------------------------------------------------
                                 Available-For-Sale                 Held-To-Maturity
                          ------------------------------      -----------------------------
                            Amortized         Estimated         Amortized        Estimated
                               Cost          Fair Value            Cost         Fair Value
                          ------------      ------------      ------------     ------------
Maturities:
  One year............... $  5,504,827     $   5,618,886      $      2,657     $      2,810
  Two to five years......   60,427,304        63,214,583           557,136          602,989
  Five to ten years......    3,231,630         3,284,793         2,240,867        2,380,374
  Over ten years.........   25,377,771        26,124,160           361,721          399,590
                          ------------      ------------      ------------     ------------
                            94,541,532        98,242,422         3,162,381        3,385,763
                          ------------      ------------      ------------     ------------
Mutual funds and
  marketable equity
  securities (liquid)....    8,805,723        14,239,571                --               --
                          ------------      ------------      ------------     ------------
    Total investment
     securities.......... $103,347,256      $112,481,993      $  3,162,381     $  3,385,763
                          ============      ============      ============     ============



     Also contributing to the asset growth was an increase in loans receivable to $582,269,145 from $568,303,481 at March 31, 2002. This growth was primarily attributable to the growth in commercial loans during this period, as the Bank continued its practice of selling most of its single-family fixed rate loan production into the secondary market. The Bank sold $216,236,638 of real estate loans in fiscal 2003, compared to $187,505,676 in fiscal 2002.
The Bank sells real estate loans during periods of increased loan volume to improve the Bank's cash flow and to manage its interest rate risk profile.

     Total liabilities also increased 6.28% to $713,628,356 at March 31, 2003, from $671,463,315 at March 31, 2002. This increase in liabilities was due in large part to the growth in deposits, which increased 2.85% to $646,722,160 at March 31, 2003 from $628,782,470 at March 31, 2002. The following is an analysis of the deposit portfolio by major type of deposit:

     A comparative summary of deposits at March 31, 2003 and March 31, 2002 follows:

                                                 2003            2002
                                             ------------    ------------

  Demand Deposits
   Savings...............................    $ 38,455,124    $ 35,262,865
   Checking..............................      66,169,430      52,336,378
   Checking (noninterest-bearing)........      28,052,250      22,915,124
   Money Market/Ultimate.................     125,804,570     121,666,173
                                             ------------    ------------
                                              258,481,374     232,180,540
                                             ------------    ------------
  Time certificates of deposit
   Less than $100,000....................     258,623,337     272,739,558
   Greater than or equal to $100,000.....     129,617,449     123,862,372
                                             ------------    ------------
                                              388,240,786     396,601,930
                                             ------------    ------------
   Total deposits........................    $646,722,160    $628,782,470
                                             ============    ============

     Also contributing to the growth was an increase in other borrowed funds to $53,762,740 at March 31, 2003, from $29,120,729 at March 31, 2002. During the year, the Bank took out an additional $24,500,000 in borrowings from the Federal Home Loan Bank to help control interest rate risk and support the growth in assets.

     Shareholders' equity at March 31, 2003 increased 5.61% to $106,243,518 from $100,599,591 at March 31, 2002. This increase was due primarily to the increase in net income of $12,139,871 less dividends paid and shares repurchased. Also contributing to this increase was the change accumulated other comprehensive income to $6,028,927 at March 31, 2003 from $4,151,710 at March 31, 2002. The decline in interest rates throughout fiscal 2003 resulted in an increased value of the Bank's AFS security portfolio as shown in the table above. The Corporation remains strong in terms of its capital position, with a shareholder equity-to-assets ratio of 12.96% at March 31, 2003, compared to 13.03% at March 31, 2002.

Results of Operations
---------------------

     Net Interest Income. Net interest income in fiscal 2003 was $30,767,678, a 15.88% increase from fiscal 2002 of $26,550,259, compared to $23,597,920 in fiscal 2001. Total interest income decreased 5.39% in fiscal 2003 to $50,228,779 from $53,090,828 in fiscal 2002, compared to $55,837,145 in fiscal
2001.

     Interest income on loans in fiscal 2003 was $44,157,420, a 6.75% decrease from $47,351,811 in fiscal 2002, compared to $49,361,792 in fiscal 2001. The decrease in fiscal 2003 was due primarily to the overall decline in interest rates. The decrease in fiscal 2002 was due primarily to the decrease in loans receivable resulting from the sale of mortgage loans in the secondary market. The increase in fiscal 2001 was due primarily to an overall growth in loans receivable. Included in these amounts are approximately $1,871,000, $1,990,000, and $1,833,000, respectively, of deferred fee income as a result of loan paydowns, payoffs, and loans sold from the portfolio.

     Interest and dividends on investments and mortgage-backed securities was $6,071,359 in fiscal 2003, a 5.79% increase from $5,739,017 in fiscal 2002, compared to $6,475,353 in fiscal 2001. The increase in fiscal 2003 was due to the overall growth in the investment portfolio compared to the prior year.
The decrease in fiscal 2002 was due in part to the sale of selected long-term fixed rate mortgage-backed securities during the year, which shifted a portion of the investment portfolio into liquid, short-term assets with less interest rate risk. Also contributing to this decrease was the decline in short term interest rates.

     Total interest expense in fiscal 2003 decreased 26.67% to $19,461,101 from $26,540,569 in fiscal 2002, compared to $32,239,225 in fiscal 2001.
Interest on deposits decreased 29.30% in fiscal 2003 to $17,672,959, compared to $24,996,112 in fiscal 2002, and $29,221,019 in fiscal 2001. The decreases in fiscal 2003 and 2002 were due to the overall decline in interest rates. The increased level in fiscal 2001 was due to a higher interest rate environment for short term obligations, which greatly affects the rates paid by the Bank to attract and retain deposits.

     Interest on borrowings increased to $1,788,142 in fiscal 2003, compared to $1,544,457 in fiscal 2002, and $3,018,206 in fiscal 2001. The increase in fiscal 2003 was due to a higher level of borrowings outstanding. The decrease in fiscal 2002 was due to lower outstanding balances and a declining interest rate environment. The expense in fiscal 2001 was due to a higher level of borrowings outstanding and a higher level of interest rates. The Bank continues to carry wholesale borrowings in order to further leverage its balance sheet and better manage its interest rate risk profile.

     Provision for loan losses. Provisions for loan losses are charges to earnings to bring the total allowance for loan losses to a level considered by management as adequate to provide for known and inherent risks in the loan portfolio, based on management's continuing analysis of factors underlying the quality of the loan portfolio. These factors include changes in portfolio size and composition, actual loss experience, current economic conditions, detailed analysis of individual loans for which full collectibility may not be assured, and determination of the existence and realizable value of the collateral and guarantees securing the loans.

     The provision for loan losses was $2,740,000 for the year ended March 31, 2003 compared to $1,089,642 and $320,000 for the years ended March 31, 2002 and 2001, respectively. This increase resulted from management's ongoing analysis of changes in loan portfolio composition by collateral categories, overall credit quality of the portfolio, peer group analysis, and current economic conditions. The reserve for loan losses was $8.5 million, or 1.46% of loans receivable at March 31, 2003, compared to $5.9 million, or 1.04% of loans receivable at March 31, 2002. The increased allowance level resulted from continued loan portfolio growth in the higher-risk lending categories of commercial and multi-family construction/permanent loans and business loans during the period, which comprised $360.5 million, or 61.9% of the portfolio at March 31, 2003, versus $269.6 million, or 47.5% at March 31, 2002. The following is an analysis of the loan portfolio by major type of loans:

                                                     At March 31,
                                             ----------------------------
                                                 2003            2002
                                             ------------    ------------

  First mortgage loans
   1-4 family............................. $  350,487,597   $ 493,097,739
   1-4 family construction................     28,035,560      29,958,286
   Less participations....................   (137,172,801)   (228,874,332)
                                             ------------    ------------
      Net first mortgage loans............    241,350,356     294,181,693

  Construction and land development.......     66,111,738      55,746,760
  Residential commercial real estate......     56,929,901      28,603,971
  Non-residential commercial real estate..    182,157,758     169,696,803
  Commercial loans........................     54,132,254      37,844,119
  Home equity secured.....................     22,729,371      18,873,309
  Other consumer loans....................      6,886,950       5,263,284
                                             ------------    ------------
   Subtotal...............................    388,947,972     316,028,246
                                             ------------    ------------
   Subtotal...............................    630,298,328     610,209,939
                                             ------------    ------------
  Less:
   Undisbursed loan proceeds..............    (34,678,121)    (30,406,272)
   Deferred loan fees.....................     (4,844,929)     (5,612,704)
   Allowance for loan losses..............     (8,506,133)     (5,887,482)
                                             ------------    ------------
                                             $582,269,145    $568,303,481
                                             ============    ============

     In addition, commercial and multi-family loans have larger individual loan amounts, which have a greater single impact on the total portfolio quality in the event of delinquency or default. The Bank considers these increased provisions to be appropriate, due to the changing portfolio mix and the uncertain regional economic environment. Northwest Washington's economy has been adversely affected by a number of factors, including but not limited to slowdowns in the aerospace, technology, and telecommunications industries.

     As of March 31, 2003, there were nine loans in the Bank's portfolio over 90 days delinquent and two loans on non accrual status. At March 31, 2003 total non-performing loans were $591,966. Real estate owned at March 31, 2003 totaled $1,072,341. Total non-performing assets represented $1,664,380, or ..20% of total assets at March 31, 2003 compared to $957,774 or .12% of total assets at March 31, 2002.

                                                    As of March 31,
                                             ----------------------------
                                                 2003            2002
                                             ------------    ------------
  Non-Performing Assets
  Accruing loans 90 days past due..........  $    349,515    $   618,345
  Non-accrual loans........................       242,451             --
                                             ------------    ------------
  Total non-performing loans...............       591,966        618,345
  Total non-performing loans/net loans.....          0.10%          0.11%
  Real estate owned........................     1,072,341        339,429
                                             ------------    ------------
  Total non-performing assets..............     1,664,307        957,774
                                             ------------    ------------
  Total non-performing assets/total assets.          0.20%          0.12%


     Noninterest Income. Noninterest income in fiscal 2003 was $7,408,364, an increase of 60.56% from fiscal 2002 of $4,614,195, compared to $2,950,714 in fiscal 2001. The primary reason for the increase in fiscal 2003 was due to
the increase in the net gain/(loss) on the sales of loans   servicing released
to $2,685,251 from $1,554,853 in fiscal 2002. The recent low mortgage rate environment was the primary reason for this increase over the prior year. In February 2001, the Bank began selling many of its new long-term fixed rate mortgages into the secondary market on a servicing released basis.
Separately, the net gain/loss on the sale of loans on a servicing retained basis (loans sold from the Bank's portfolio) showed a gain of $100,413 during the year, compared to a loss of $252,984 in the comparable period one year ago. When the Bank sells loans, the gains or losses related to the loan balances and the prices received in the secondary market are reflected as noninterest income.

     The net gain or loss on sales of investment securities decreased 75.04% to $62,258 in fiscal 2003 from $249,393 in fiscal 2002 and from $379,017 in fiscal 2001. The gains in these periods were due primarily to the sale of selected common stocks and mortgage backed securities from the Bank's AFS investment portfolio. Other non-interest income increased 242.77% to $1,828,618 in fiscal 2003 from $533,476 in fiscal 2002 and $746,964 in fiscal
2001. The primary reason for the increase in fiscal 2003 was the recognition of income related to approximately $10.0 million in bank-owned life insurance which was acquired in late March and early April 2002. Also contributing to the increase in fiscal 2003 was the recognition of approximately $469,000 in commercial loan origination fees.

     Noninterest Expense. Noninterest expense in fiscal 2003 increased to $17,345,959, a 16.49% increase from fiscal 2002 of $14,890,908, compared to fiscal 2001 of $13,756,271. Compensation and employee benefits increased 19.19% in fiscal 2003 to $9,359,463 from $7,852,528 in fiscal 2002, compared to $7,303,373 in fiscal 2001. The increase in compensation and employee benefits during fiscal 2003 was primarily due to the overall growth in employment at the Bank, including key additions to staff as the Bank continues its efforts to enhance its commercial banking expertise, along with additional
staff for the Lynnwood office.   The increase in compensation and employee
benefits during fiscal 2002 was primarily due, to the overall growth in employment at the Bank.

     Building occupancy expense was $2,335,481 in fiscal 2003, a slight increase from $2,324,248 in fiscal 2002, compared to $2,300,210 in fiscal 2001.

     Other noninterest expenses increased 34.42% to $4,055,430 in fiscal 2003 from $3,016,851 in fiscal 002, compared to $2,658,918 in fiscal 2001. The increases in fiscal 2003 and 2002 were primarily due to the overall growth of the Bank and a decreasing mortgage servicing portfolio as a result of the increased refinance activity due to the low rate environment which results in
increased amortization of the associated mortgage servicing asset.   Also
contributing the increase in fiscal 2003 was the recognition of approximately $165,000 in Other Real Estate Owned expenses/losses.

     Data processing expenses decreased in fiscal 2003 to $837,983 from $969,739, compared to $914,467 in fiscal 2001. The decline in fiscal 2003 was primarily due to improved pricing from the Bank's data processor. The increase in fiscal 2002 was primarily due to the overall growth of the Bank.

     Advertising and marketing expenses increased 4.13% to $757,602 in fiscal 2003 from $727,542 in fiscal 2002 compared to $579,303 in fiscal 2001. The increases in fiscal 2003 and 2002 were due primarily to the Bank's additional marketing efforts to communicate its expanded commercial product lines and services, the transition to a new advertising and marketing agency, and the development of a new brand strategy for the Bank.

     Provisions for Income Tax. Income tax expense increased to $5,950,212 in fiscal 2003, from $5,129,947 in fiscal 2002, compared to $4,201,964 in fiscal 2001. The Bank's effective tax rate was approximately 34% in each of the past three fiscal years.

     Net Income. Net income of $12,139,871 for fiscal 2003 represents a 20.75% increase from net income of $10,053,957 for fiscal 2002, compared to net income of $8,270,399 in fiscal 2001. Basic earnings per share for 2003 is $1.14 on weighted average shares of 10,674,506 compared to basic earnings per share of $.92 on weighted average shares of 10,921,233 in fiscal 2002, and basic earnings per share of $.72 on weighted average shares of 11,441,342 in fiscal 2001.

Yields Earned and Rates Paid
----------------------------

     The Bank's pre-tax earnings depend primarily on its net interest income, the difference between the income it receives on its loan portfolio and other investments and its cost of money, consisting primarily of interest paid on savings deposits, and other borrowings. Net interest income is affected by
(i) the difference between rates of interest earned on its interest-earning assets and rates paid on its interest-bearing liabilities ("interest rate spread") and (ii) the relative amounts of its interest-earning assets and interest-bearing liabilities. When interest-earning assets approximate or exceed interest-bearing liabilities, any positive interest rate spread will generate net interest income. Financial institutions have traditionally used interest rate spreads as a measure of net interest income. Another indicator of an institution's net interest income is its "Net Interest Margin" which is net interest income divided by average interest earning assets.


    The following table presents at the date and for the periods indicated, the total dollar amount of interest income and interest expense, as well as the resulting yields earned and rates paid.


                 At March 31,                              Year Ended March 31,
                 ------------    ---------------------------------------------------------------------------
                     2003                   2003                     2002                       2001
                 ------------    ------------------------ ------------------------- ------------------------
                        Average                   Average                   Average                  Average
                         Yield/  Average           Yield/ Average            Yield/ Average           Yield/
                 Balance  Cost   Balance  Interest  Cost  Balance   Interest  Cost  Balance   Interest Cost
                 -------  ----   -------  --------  ----  -------   --------  ----  -------   -------- ----
                                                          (Dollars in thousands)

Interest-
earning assets:
 Loans re-
  ceivable (1). $582,269  7.69% $573,814  $44,157  7.69%  $576,406  $47,352  8.21%  $594,181  $49,362  8.31%
 Investment
  securi-
  ties (2).....  133,144  3.39   122,313    4,139  3.39     87,634    3,412  3.89     30,642    2,208  7.20
 Mortgage-
  backed
  securities...   39,934  5.35    36,115    1,933  5.35     37,970    2,327  6.13     64,235    4,267  6.64
                --------  ----  --------  -------  ----   --------  -------  ----   --------  -------  ----
 Total interest-
  earning
  assets.......  755,347  6.86   732,242   50,229  6.86    702,010   53,091  7.56    689,058   55,837  8.10

Interest-bearing
liabilities:
 Deposits......  646,722  2.79   633,796   17,673  2.79    604,607   24,996  4.13    573,509   29,221  5.10
 Borrowings....   53,763  4.67    38,276    1,788  4.67     27,131    1,544  5.69     44,817    3,018  6.73
                --------  ----  --------  -------  ----   --------  -------  ----   --------  -------  ----
 Total interest-
  bearing
  liabilities..  700,485  2.90   672,072   19,461  2.90    631,738   26,540  4.20    618,326   33,239  5.21
                                          -------                   -------                   --------
Net interest
 income........                           $30,768                   $26,551                   $23,598
                                          =======                   =======                   =======

Interest rate
 spread........                                    3.96%                     3.36%                     2.89%
                                                   ====                      ====                      ====
Net interest
 margin........                                    4.20%                     3.78%                     3.42%
                                                   ====                      ====                      ====

Ratio of
 average inter-
 est-earning
 assets to
 average inter-
 est-bearing
 liabilities...                                  108.95%                   111.12%                   111.44%
                                                 ======                    ======                    ======
-------------
(1) Average balances include nonaccrual loans, if any.  Interest income on nonaccural loans has been included.
(2) The yield on investment securities is calculated using historical cost basis.



Rate/Volume Analysis
--------------------

     The table below sets forth certain information regarding changes in interest income and interest expense for the Bank for the periods indicated.  For each category of interest-earning asset and interest-bearing liability, information is provided on changes attributable to (1) changes in volume (change in volume multiplied by old rate); (2) changes in rates (change in rate multiplied by old volume); (3)
changes to rate-volume (changes in rate multiplied by the change in volume); and (4) the total changes (the sum of the prior columns).

                                                          Year Ended March 31,
                               ---------------------------------------------------------------------------
                                            2003 vs. 2002                          2002 vs. 2001
                               ------------------------------------     ----------------------------------
                                          Increase (Decrease)                   Increase (Decrease)
                                              Due to                                  Due to
                               ------------------------------------     ----------------------------------
                                                    Rate/                                   Rate/
                               Volume     Rate     Volume     Total     Volume     Rate    Volume    Total
                               ------     ----     ------     -----     ------     ----    ------    -----
                                                              (In thousands)

Interest income:
 Interest and fees on loans.. $ (212)   $(2,995)    $  13    $(3,194)  $(1,446)  $  (581)  $   17  $(2,010)
 Investment securities and
   other interest-bearing
   securities................  1,521       (943)     (246)       332     2,088    (2,133)    (691)    (736)
                              ------    -------     -----    -------   ------    -------   ------  -------
 Total interest-earning
   assets.................... $1,309    $(3,938)    $(233)   $(2,862)  $   642   $(2,714)  $ (674)  (2,746)
                              ======    =======     =====    =======   ======    =======   ======  =======
Interest expense:
 Deposit accounts............ $1,211    $(8,141)    $(393)   $(7,323)  $1,566    $(5,493)  $ (298) $(4,225)
 Borrowings..................    634       (277)     (113)       244   (1,191)      (467)     184   (1,474)
                              ------    -------     -----    -------   ------    -------   ------  -------
 Total interest-bearing
   liabilities............... $1,845    $(8,418)    $(506)   $(7,079)  $  375    $(5,960)  $ (114) $(5,699)
                              ======    =======     =====    =======   ======    =======   ======  =======


Liquidity and Capital Resources
-------------------------------

     The Bank maintains liquid assets in the form of cash and short-term investments to provide a source to fund loans, savings withdrawals, and other short-term cash requirements. At March 31, 2003, the Bank had liquid assets (cash and marketable securities with maturities of one year or less) with a book value of $96,689,205.

     As of March 31, 2003, the total book value of investments and mortgage-backed securities was $106,509,636 compared to a market value of $115,867,756 with an unrealized gain of $9,358,120. As of March 31, 2002 the total book value of investments and mortgage-backed securities was $74,850,129, compared to a market value of $81,336,830 with an unrealized gain
of $6,486,701.   The Bank foresees no factors that would impair its ability to hold debt securities to maturity.

     As indicated on the Corporation's Consolidated Statement of Cash Flows, the Bank's primary sources of funds are cash flow from operations, which consist primarily of mortgage loan repayments, deposit increases, loan sales, borrowings, and cash received from the maturity or sale of investment securities. The Bank's liquidity fluctuates with the supply of funds and management believes that the current level of liquidity is adequate at this time. If additional liquidity is needed, the Bank's options include, but are not necessarily limited to: 1) selling additional loans in the secondary market; 2) entering into reverse repurchase agreements; 3) borrowing from the FHLB of Seattle; 4) accepting additional jumbo and/or public funds deposits; or 5) accessing the discount window of the Federal Reserve Bank of San Francisco.

     Shareholders' equity as of March 31, 2003 was $106,243,518, or 12.96% of assets, compared to $100,599,591, or 13.03% of assets at March 31, 2002. The Bank continues to exceed the 5.0% minimum tier one capital required by the FDIC in order to be considered well capitalized. The Bank's total risk-adjusted capital ratio as of March 31, 2003 was 18.70%, compared to 20.26% as of March 31, 2002. These figures are well above the well-capitalized minimum of 10% set by the FDIC.

     The Corporation has been in various buy-back programs since August 1996. At its October 24, 2000 meeting, the Board of Directors authorized the repurchase of up to 10% (approximately 1,121,250 shares, as restated) of the Corporation's outstanding Common Stock over a 24 month period. In total, the Corporation repurchased 769,059 shares under this plan at an average price of $9.88.

     At its October 22, 2002 meeting, the Board of Directors authorized it's fourth repurchase plan, allowing the repurchase of up to 10% (approximately 1,065,000 shares) of the Corporation's outstanding Common Stock over a 12 month period. During the year ended March 31, 2003, the Corporation repurchased 195,700 shares of its Common Stock under this plan, at an average price of $14.16. Repurchases in fiscal 2003, under both plans, totaled 410,350 shares, at an average price of $12.84 per share.

     Management intends to continue its stock buy-back programs from time to time as long as repurchasing the stock is perceived to contribute to the
overall growth of shareholder value.   The number of shares of stock that will
be repurchased and the price that will be paid is the result of many factors, several of which are outside of the control of the Corporation. The primary factors, however, are market and economic factors such as the price at which the stock is trading in the market, the number of shares available in the market; the attractiveness of other investment alternatives in terms of the rate of return and risk involved in the investment; the ability to increase the value and/or earnings per share of the remaining outstanding shares, and the Bank's and the Corporation's liquidity and capital needs and regulatory requirements. Presently, it is management's belief that purchases made under the current Board approved plan will not materially affect the Bank's capital or liquidity position.

Quantitative and Qualitative Disclosures About Market Risk
----------------------------------------------------------

     The Bank continues to be exposed to interest rate risk. Currently, the Bank's assets and liabilities are not materially exposed to foreign currency or commodity price risk. At March 31, 2003, the Bank had no off-balance sheet derivative financial instruments, nor did it have a trading portfolio of investments.

     In fiscal 2003, the Bank continued to improve its interest rate risk analysis efforts by outsourcing its interest rate risk modeling to a third party provider that utilizes an IPS Sendero model@ . This model analyzes the Bank's major balance sheet components, and attempts to estimate the changes to the Bank's income statement and economic value of equity, under a variety of interest rate change scenarios. The figures contained in the table presented below, in the Quantitative Disclosures About Market Risk section, were derived from this model. While numerous assumptions go into this modeling, and undue reliance should not be placed on the specific results, management believes that this improved modeling will enhance its interest rate risk management efforts.

     In years prior to fiscal 2002, the Bank analyzed its interest rate
sensitivity using GAP analysis.    The interest rate GAP is defined as the
difference between the amount of interest-earning assets maturing or repricing within a specific time period, and the interest-bearing liabilities maturing or repricing within that same time period. A GAP is considered positive when the amount of interest rate sensitive assets exceeds the amount of interest rate liabilities during the same period. Banks with a positive GAP are considered "Asset Sensitive". A GAP is considered negative when the amount of interest sensitive liabilities exceeds the amount of interest sensitive assets. Banks with a negative GAP are considered "Liability Sensitive".

     Regardless of the method used (the more sophisticated model being used currently, or the GAP analysis performed in prior years) the Bank's balance sheet has historically been considered liability sensitive, due to the assumption that its liabilities (primarily comprised of liquid deposit accounts and certificates of deposit) would reprice more rapidly than its assets (which are primarily longer term loans). For example, in a rising rate environment, the Bank's cost of deposits should rise more rapidly than its yield on its loans, as these liabilities reprice more rapidly than the Bank's assets. The result to the Bank's operation in a rising rate environment should be a compression of its net interest margin. Conversely, in a falling rate environment (which was the case for fiscal 2003), the Bank's liabilities should re-price more rapidly than its assets, resulting in an improvement in its net interest margin.
Other factors, such as prepayments on mortgages and investments, the interest rate sensitivity of deposits, the overall level of interest rates, and general economic conditions can also have significant effects on the Bank's performance in a changing interest rate environment. For example, at the end of fiscal 2003, interest rates were at historically low levels. As a result, the Bank's liability rates already reflect the lower rate environment. Therefore, further declines in rates would not necessarily result in improved profitability for the Bank.

     In addition to changes in the directions of interest rates, the Bank's long term performance is likely to be affected significantly by the shape and magnitude of the slope of the yield curve. The yield curve is a graphical representation of the relationship between short and long term interest rates. As mentioned above, the majority of the Bank's liabilities are in the form of liquid deposit accounts and certificates of deposit, most of which reprice or mature within one year. As such, the rates paid on these liabilities are influenced primarily by rates at the short end of the yield curve. The Bank's composition of assets, however, is more heavily weighted in longer term loans, which are generally affected more by the rates further out on the yield curve. Therefore, all else being equal, the Bank should generally be more profitable in the long run when there is a positive slope in the yield curve. The Bank's excellent asset quality, low efficiency ratio, and healthy capital to assets ratio have allowed the Bank to continue to operate profitably, despite a variety of yield curve environments.

     In fiscal 2003, the Bank succeeded in further diversifying its balance sheet by adding variable rate loans, shorter term fixed rate loans, and relied less on certificates of deposits for its funding needs. As a result of the Bank's shift in focus to a community commercial bank, the Bank's balance sheet has become significantly less liability sensitive. For example, with the level of interest rates at March 31, 2003, and the associated prepayment assumptions in the low-rate environment, interest rate risk modeling predicts moderate improvement in the Bank's performance in a slightly higher rate environment. However, as interest rates increase, prepayment assumptions can change significantly, therefore it would be inappropriate to assume that significantly higher rates would have a positive long-term effect on the Bank's performance.

     Quantitative Disclosures About Market Risk. The table below represents the balances of the Bank's financial instruments at March 31, 2003. The expected maturity categories take into consideration projected prepayment rates as well as actual amortization of principal. In preparation of the table, numerous assumptions were made regarding prepayment rates and deposit account interest sensitivity.


                          Average   Within   1 Year to   2 Years     3 Years    Beyond            Fair Value
                           Yield    1 Year    2 Years   to 3 Years  to 5 Years  5 Years   Total     Total
                           -----    ------    -------   ----------  ----------  -------   -----     -----
                                                         (Dollars in thousands)
Interest-Sensitive Assets:

Loans receivable.........  7.69%   $291,371  $129,495    $75,601     $62,069    $23,733  $582,269  $590,992
Mortgage-backed
  securities.............  5.35      23,133     7,717      5,481       1,734      1,869    39,934    40,905
Investments and other
 interest-earning assets.  3.39      79,416    15,531     21,185      14,455      2,557   133,144   141,531

Interest-Sensitive
 Liabilities:

Checking accounts........  0.60       6,616    11,724     11,724      18,330     45,827    94,221    94,221
Money market/
 ultimate accounts.......  1.75      75,484     6,290      6,290      10,783     26,958   125,805   125,805
Savings accounts.........  1.19       7,691     3,846      3,846       6,592     16,480    38,455    38,455
Certificates of deposit..  3.73     246,358    60,826     25,292      55,765         --   388,241   396,850
Other borrowings.........  4.67       8,263     9,000     12,000      24,500         --    53,763    55,721

                                                 (table continued on following page)

                                                                 23

                          Average   Within   1 Year to   2 Years     3 Years    Beyond            Fair Value
                           Yield    1 Year    2 Years   to 3 Years  to 5 Years  5 Years   Total     Total
                           -----    ------    -------   ----------  ----------  -------   -----     -----
                                                         (Dollars in thousands)
Off-Balance Sheet Items:

Commitments to
  extend credit..........  5.44       6,822        --         --          --         --     6,822     6,822
Unused lines of credit...  6.14      52,056        --         --          --         --    52,056    52,056
Credit card arrangements. 11.66       7,385        --         --          --         --     7,385     7,385



      As with any method of measuring interest rate risk, certain shortcomings are inherent in the method of analysis presented in the foregoing table. For example, although certain assets and liabilities may have similar maturities, they may react in different degrees to changes in market interest rates. In addition, in the event of changes in interest rates, expected rates of prepayments on loans and withdrawals from savings accounts might deviate significantly from those assumed in presenting the table. Therefore, the data presented in the table should not be relied upon as necessarily indicative of actual future results.

                               SHAREHOLDER PROPOSALS
                               ---------------------

     In order to be eligible for inclusion in the proxy solicitation materials of the Corporation for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Corporation's main office at 1500 Cornwall Avenue, Bellingham, Washington, no later than February 19, 2004. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

                                BY ORDER OF THE BOARD OF DIRECTORS



                                /s/RICHARD P. JACOBSON
                                RICHARD P. JACOBSON
                                SECRETARY

Bellingham, Washington
June 18, 2003

     A COPY OF THE ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD AS OF JUNE 6, 2003, UPON WRITTEN REQUEST TO RICHARD P. JACOBSON, SECRETARY, HORIZON FINANCIAL CORP., 1500 CORNWALL AVENUE, BELLINGHAM, WASHINGTON 98225.

                            Horizon Financial Corp.

                         Independent Auditor's Report
                                     and
                       Consolidated Financial Statements

                         March 31, 2003, 2002 and 2001




                                                           MOSS-ADAMS LLP

                                                      HORIZON FINANCIAL CORP.
                                                           Table of Contents
                                               March 31, 2003, 2002 and 2001
-----------------------------------------------------------------------------


                                                                         Page

Independent Auditor's Report...........................................   1



Consolidated Financial Statements

     Statement of Financial Position...................................   2

     Statement of Income...............................................   3

     Statement of Stockholders' Equity.................................   4

     Statement of Cash Flows...........................................   5

     Notes to Financial Statements.....................................  6-27

MOSS-ADAMS LLP
-----------------------------------------------------------------------------
CERTIFIED PUBLIC ACCOUNTANTS



                       Independent Auditor's Report

To the Stockholders and Directors
Horizon Financial Corp.

We have audited the accompanying consolidated statement of financial position of Horizon Financial Corp. and Subsidiary as of March 31, 2003 and 2002, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended March 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Horizon Financial Corp. and Subsidiary as of March 31, 2003 and 2002, and the results of their operations and cash flows for each of the three years in the period ended March 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/Moss Adams LLP

Bellingham, Washington
April 25, 2003

                                                      HORIZON FINANCIAL CORP.
                                Consolidated Statement of Financial Position
                                               March 31, 2003, 2002 and 2001
-----------------------------------------------------------------------------

                                     Assets

                                                     2003           2002
                                                -------------  -------------
Cash and cash equivalents                       $  15,083,505  $  14,187,040
Interest-bearing deposits                          59,929,418     69,775,000
Investment securities
   Available-for-sale (amortized cost 2003:
    $66,206,662; 2002: $40,617,563)                74,560,801     46,373,554
   Held-to-maturity (estimated fair value 2003:
    $402,020; 2002: $373,792)                         369,292        369,140
Mortgage-backed securities
   Available-for-sale (amortized cost 2003:
    $37,140,593; 2002: $29,453,222)                37,921,192     29,987,703
   Held-to-maturity (estimated fair value 2003:
    $2,983,743; 2002: $4,601,781)                   2,793,089      4,410,204
Federal Home Loan Bank Stock                        6,638,500      6,243,300
Loans receivable, net of allowance for loan
 losses of $8,506,133 in 2003 and $5,887,482
 in 2002                                          582,269,145    568,303,481
Loans held for sale                                 2,838,300      3,295,900
Accrued interest and dividends receivable           4,620,466      4,495,360
Bank premises and equipment, net                   15,934,254     15,195,049
Real estate owned                                   1,072,341        289,429
Other assets                                       15,841,571      9,137,746
                                                -------------  -------------
TOTAL ASSETS                                    $ 819,871,874  $ 772,062,906
                                                =============  =============

                      Liabilities and Stockholders' Equity

Deposits                                        $ 646,722,160  $ 628,782,470
Accounts payable and other liabilities              8,048,477      7,955,100
Other borrowed funds                               53,762,740     29,120,729
Advances by borrowers for taxes and insurance         986,702      1,439,124
Income tax currently payable                          906,003        513,509
Net deferred income tax liabilities                 1,531,504      2,071,613
Deferred compensation                               1,670,770      1,580,770
                                                -------------  -------------
     Total liabilities                            713,628,356    671,463,315
                                                -------------  -------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
   Serial preferred stock, $1 par value,
    10,000,000 shares authorized; none issued
    or outstanding                                          -              -
   Common stock, $1 par value, 30,000,000
    shares authorized; 10,550,113 and 8,607,117
    issued and outstanding, respectively           10,550,113      8,607,117
   Additional paid-in capital                      57,352,824     60,428,238
   Retained earnings                               32,527,963     27,700,939
   Unearned ESOP shares                              (216,309)      (288,413)
   Accumulated other comprehensive income           6,028,927      4,151,710
                                                -------------  -------------
     Total stockholders' equity                   106,243,518    100,599,591
                                                -------------  -------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $ 819,871,874  $ 772,062,906
                                                =============  =============


See accompanying notes to these financial statements.                      2
-----------------------------------------------------------------------------

                                                      HORIZON FINANCIAL CORP.
                                            Consolidated Statement of Income
                                   Years Ended March 31, 2003, 2002 and 2001
-----------------------------------------------------------------------------

                                        2003           2002          2001
                                   ------------   ------------   ------------
INTEREST INCOME
   Interest on loans               $ 44,157,420   $ 47,351,811   $ 49,361,792
   Investment and mortgage-backed
    securities
     Taxable interest                 5,336,638      4,991,974      5,855,320
     Nontaxable interest income          37,855         46,168         54,416
     Dividends                          696,866        700,875        565,617
                                   ------------   ------------   ------------
       Total interest income         50,228,779     53,090,828     55,837,145
                                   ------------   ------------   ------------

INTEREST EXPENSE
   Interest on deposits              17,672,959     24,996,112     29,221,019
   Interest on other borrowings       1,788,142      1,544,457      3,018,206
                                   ------------   ------------   ------------
       Total interest expense        19,461,101     26,540,569     32,239,225
                                   ------------   ------------   ------------
       Net interest income           30,767,678     26,550,259     23,597,920

PROVISION FOR LOAN LOSSES             2,740,000      1,089,642        320,000
                                   ------------   ------------   ------------
       Net interest income after
        provision for loan losses    28,027,678     25,460,617     23,277,920
                                   ------------   ------------   ------------

NONINTEREST INCOME
   Service fees                       2,731,824      2,529,457      2,076,421
   Other                              1,828,618        533,476        746,964
   Net gain (loss) on sales of
    loans - servicing retained          100,413       (252,984)      (251,688)
   Net gain (loss) on sales of
    loans - servicing released        2,685,251      1,554,853              -
   Net gain on sale of investment
    securities                           62,258        249,393        379,017
                                   ------------   ------------   ------------
       Total noninterest income       7,408,364      4,614,195      2,950,714
                                   ------------   ------------   ------------

NONINTEREST EXPENSE
   Compensation and employee
    benefits                          9,359,463      7,852,528      7,303,373
   Building occupancy                 2,335,481      2,324,248      2,300,210
   Other expenses                     4,055,430      3,016,851      2,658,918
   Data processing                      837,983        969,739        914,467
   Advertising                          757,602        727,542        579,303
                                   ------------   ------------   ------------
       Total noninterest expense     17,345,959     14,890,908     13,756,271
                                   ------------   ------------   ------------

INCOME BEFORE PROVISION FOR
 INCOME TAX                          18,090,083     15,183,904     12,472,363

PROVISION FOR INCOME TAX
   Current                            7,458,212      5,866,947      4,526,964
   Deferred                          (1,508,000)      (737,000)      (325,000)
                                   ------------   ------------   ------------
       Total provision for
        income tax                    5,950,212      5,129,947      4,201,964
                                   ------------   ------------   ------------

NET INCOME                         $ 12,139,871   $ 10,053,957   $  8,270,399
                                   ============   ============   ============

BASIC EARNINGS PER SHARE               $ 1.14         $  .92         $  .72
                                       ======         ======         ======

DILUTED EARNINGS PER SHARE             $ 1.12         $  .91         $  .72
                                       ======         ======         ======


See accompanying notes to these financial statements.                      3
-----------------------------------------------------------------------------

                                                                                    HORIZON FINANCIAL CORP.
                                                            Consolidated Statement of Stockholders' Equity
                                                                 Years Ended March 31, 2003, 2002 and 2001
-----------------------------------------------------------------------------------------------------------

                                 Common Stock                                                   Accumulated
                           ------------------------    Additional                   Unearned       Other
                            Number of      At Par        Paid-In       Retained       ESOP     Comprehensive
                             Shares        Value         Capital       Earnings      Shares    Income (Loss)
                           ----------   -----------   ------------   ------------   ---------   -----------
BALANCE, March 31, 2000     8,642,571  $  8,642,571   $ 57,372,024   $ 33,325,068   $ (432,621)  $  718,759
Comprehensive income
  Net income                        -             -              -      8,270,399            -            -
  Other comprehensive income
    Change in unrealized
     gains on available-for-
     sale securities, net
     taxes of $1,681,374            -             -              -              -            -    3,263,844
     Total other comprehensive
      income                        -             -              -              -            -            -
  Comprehensive income              -             -              -              -            -            -
Recognition of ESOP shares
 released                           -             -              -              -       72,104            -
Cash dividends on common
 stock at $.48 per share            -             -              -     (3,785,761)           -            -
Stock options exercised        23,453        23,453        138,433              -            -            -
15% stock dividend          1,155,814     1,155,814     11,587,035    (12,742,849)           -            -
Treasury stock purchased            -             -              -              -            -            -
Retirement of treasury
 stock                       (960,600)     (960,600)    (6,717,476)    (2,020,840)           -            -
                           ----------  ------------    -----------   ------------   ----------   ----------

BALANCE, March 31, 2001     8,861,238     8,861,238     62,380,016     23,046,017     (360,517)   3,982,603

Comprehensive income
  Net income                        -             -              -     10,053,957            -            -
  Other comprehensive income
    Change in unrealized gains
     on available-for-sale
     securities, net taxes of
     $87,116                        -             -              -              -            -      169,107
    Total other comprehensive
     income                         -             -              -              -            -            -
  Comprehensive income              -             -              -              -            -            -
Recognition of ESOP shares
 released                           -             -              -              -       72,104            -
Cash dividends on common
 stock at $.48 per share            -             -              -     (4,172,135)           -            -
Dividend reinvestment plan     16,879        16,879        190,371              -            -            -
Stock options exercised        57,288        57,288        291,998              -            -            -
Stock dividend - fractional
 shares adjustment               (336)         (336)        (3,368)         3,704            -            -
Treasury stock purchased            -             -              -              -            -            -
Retirement of treasury
 stock                       (327,952)     (327,952)    (2,430,779)    (1,230,604)           -            -
                           ----------  ------------    -----------   ------------   ----------   ----------

BALANCE, March 31, 2002     8,607,117     8,607,117     60,428,238     27,700,939     (288,413)   4,151,710

Comprehensive income
  Net income                        -             -              -     12,139,871            -            -
  Other comprehensive income
    Change in unrealized gains
     on available-for-sale
     securities, net taxes
     of $967,051                    -             -              -              -            -    1,877,217
    Total other comprehensive
     income                         -             -              -              -            -            -
  Comprehensive income              -             -              -              -            -            -
Recognition of ESOP shares
 released                           -             -              -              -       72,104            -
Cash dividends on common
 stock at $.45 per share            -             -              -     (4,789,101)           -            -
Dividend reinvestment plan     43,536        43,536        522,227              -            -            -
Stock options exercised       141,670       141,670        914,187              -            -            -
25%  stock split            2,138,190     2,138,190     (2,138,190)             -            -            -
Cash paid for fractional
 shares                             -             -              -         (7,425)           -            -
Treasury stock purchased            -             -              -              -            -            -
Retirement of treasury
 stock                       (380,400)     (380,400)    (2,373,638)    (2,516,321)           -            -
                           ----------  ------------    -----------   ------------   ----------   ----------

BALANCE, March 31, 2003    10,550,113  $ 10,550,113    $57,352,824   $ 32,527,963   $ (216,309)  $6,028,927
                           ==========  ============    ===========   ============   ==========   ==========

                                  Treasury                        Total
                                   Stock      Stockholders'   Comprehensive
                                  at Cost        Equity          Income
                                -----------  -------------    ------------
BALANCE, March 31, 2000        $(3,690,810)   $ 95,934,991
Comprehensive income
  Net income                             -       8,270,399     $  8,270,399
  Other comprehensive income
    Change in unrealized
     gains on available-for-
     sale securities, net
     taxes of $1,681,374                 -       3,263,844        3,263,844
                                                               ------------
     Total other comprehensive
      income                             -               -        3,263,844
                                                               ------------
  Comprehensive income                   -               -     $ 11,534,243
                                                               ============
Recognition of ESOP shares
 released                                -          72,104
Cash dividends on common
 stock at $.48 per share                 -      (3,785,761)
Stock options exercised                  -         161,886
15% stock dividend                       -               -
Treasury stock purchased        (6,008,106)     (6,008,106)
Retirement of treasury stock     9,698,916               -
                               -----------    ------------

BALANCE, March 31, 2001                  -      97,909,357

Comprehensive income
  Net income                             -      10,053,957     $ 10,053,957
  Other comprehensive income
    Change in unrealized gains
     on available-for-sale
     securities, net taxes of
     $87,116                             -         169,107          169,107
                                                               ------------
    Total other comprehensive
     income                              -               -          169,107
                                                               ------------
  Comprehensive income                   -               -     $ 10,223,064
                                                               ============
Recognition of ESOP shares
 released                                -          72,104
Cash dividends on common
 stock at $.48 per share                 -      (4,172,135)
Dividend reinvestment plan               -         207,250
Stock options exercised                  -         349,286
Stock dividend - fractional
 shares adjustment                       -               -
Treasury stock purchased        (3,989,335)     (3,989,335)
Retirement of treasury
 stock                           3,989,335               -
                               -----------    ------------

BALANCE, March 31, 2002                  -     100,599,591

Comprehensive income
  Net income                             -      12,139,871     $ 12,139,871
  Other comprehensive income
    Change in unrealized gains
     on available-for-sale
     securities, net taxes
     of $967,051                         -       1,877,217        1,877,217
                                                               ------------
    Total other comprehensive
     income                              -               -        1,877,217
                                                               ------------
  Comprehensive income                   -               -     $ 14,017,088
                                                               ============
Recognition of ESOP shares
 released                                -
Cash dividends on common
 stock at $.45 per share                 -      (4,789,101)
Dividend reinvestment plan               -         565,763
Stock options exercised                  -       1,055,857
25% stock split                          -               -
Cash paid for fractional
 shares                                  -          (7,425)
Treasury stock purchased        (5,270,359)     (5,270,359)
Retirement of treasury
 stock                           5,270,359               -
                               -----------    ------------

BALANCE, March 31, 2003        $         -    $106,243,518
                               ===========    ============


See accompanying notes to these financial statements.                                                    4
-----------------------------------------------------------------------------------------------------------

                                                      HORIZON FINANCIAL CORP.
                                        Consolidated Statement of Cash Flows
                                   Years Ended March 31, 2003, 2002 and 2001
-----------------------------------------------------------------------------
              Increase (Decrease) in Cash and Cash Equivalents

                                          2003         2002          2001
                                     ------------  ------------  ------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                         $ 12,139,871  $ 10,053,957  $  8,270,399
Adjustments to reconcile net income
to net cash provided by operating
activities
  Depreciation                          1,000,314     1,112,467     1,201,520
  Amortization and deferrals, net         771,900     1,128,744       652,209
  Stock dividends - Federal Home Loan
   Bank stock                            (395,200)     (411,300)     (359,900)
  Provision for loan losses             2,740,000     1,089,642       320,000
  Provision for deferred income tax    (1,507,160)     (737,000)     (325,000)
Changes in assets and liabilities
  Interest and dividends receivable      (125,106)      128,554      (231,953)
  Interest payable                        (27,533)        6,343       (19,778)
  Federal income tax (receivable)
   payable                                392,494       331,947       497,890
  Net change in loans held for sale       457,600      (913,675)   (2,382,225)
  Other assets                         (6,703,825)   (5,121,933)     (284,152)
  Other liabilities                      (422,065)      787,060    (2,273,337)
                                     ------------  ------------  ------------
     Net cash flows from operating
      activities                        8,321,290     7,454,806     5,065,673
                                     ------------  ------------  ------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Investment in interest-bearing
   deposits, net                        9,845,582   (57,214,988)   (8,599,490)
  Purchases of investment securities -
   available-for-sale                 (30,941,880)  (27,723,932)  (15,369,787)
  Proceeds from sales and maturities
   of investment securities -
   available-for-sale                   5,352,629     2,972,914    10,438,917
  Proceeds from maturities of
   investment securities - held-to-
   maturity                                     -             -       499,776
  Purchases of mortgage-backed
   securities - available-for-sale    (18,285,779)   (9,812,336)   (2,095,614)
  Proceeds from sales and maturities
   of mortgage-backed securities -
   available-for-sale                  10,598,409    27,336,684    29,796,026
  Proceeds from maturities of
   mortgage-backed securities -
   held-to-maturity                     1,617,115     2,120,006     1,718,917
  Purchase of Federal Home Loan
   Bank stock                                   -             -      (217,900)
  Net change in loans                 (18,857,731)  (26,398,362)  (30,492,023)
  Purchases of bank premises
   and equipment                       (1,739,519)   (1,092,997)     (223,885)
  Net change in other real
   estate owned                           669,359       244,799       412,996
                                     ------------  ------------  ------------
     Net cash flows from
      investing activities            (41,741,815)  (36,771,488)  (14,132,067)
                                     ------------  ------------  ------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Net change in deposits               17,939,690    32,868,803    31,586,582
  Advances from securities sold under
   agreements to repurchase                     -             -    30,071,000
  Repayments of securities sold under
   agreements to repurchase                     -    (5,938,000)  (41,986,000)
  Advances from other borrowed funds   24,642,011    22,120,729    81,000,000
  Repayments of other borrowed funds            -   (10,000,000)  (86,000,000)
  Common stock issued, net              1,132,286       363,918       161,886
  Cash dividends paid                  (4,126,638)   (3,869,999)   (3,854,417)

  Treasury stock purchased             (5,270,359)   (3,989,335)   (6,008,106)
                                     ------------  ------------  ------------
     Net cash flows from financing
      activities                       34,316,990    31,556,116     4,970,945
                                     ------------  ------------  ------------

NET CHANGE IN CASH AND CASH
 EQUIVALENTS                              896,465     2,239,434    (4,095,449)

CASH AND CASH EQUIVALENTS,
 BEGINNING OF YEAR                     14,187,040    11,947,606    16,043,055
                                     ------------  ------------  ------------

CASH AND CASH EQUIVALENTS,
 END OF YEAR                         $ 15,083,505  $ 14,187,040  $ 11,947,606
                                     ============  ============  ============

SUPPLEMENTAL DISCLOSURES OF CASH
 FLOW INFORMATION
  Cash paid during the year for
   interest                          $ 19,488,634  $ 26,527,133  $ 32,259,004
                                     ============  ============  ============
  Cash paid during the year for
   income tax                        $  7,315,000  $  5,535,000  $  4,130,000
                                     ============  ============  ============

Noncash Investing And Financing
 Transactions
  Mortgage loans securitized and
   exchanged for FHLMC participation
   certificates                      $          -  $          -  $ 21,703,576
                                     ============  ============  ============
  Property taken in settlement of
   loans                             $  1,452,271  $    641,158  $     89,528
                                     ============  ============  ============
  Property sold through seller
   financing                         $          -  $   (106,930) $          -
                                     ============  ============  ============

See accompanying notes to these financial statements.                      5
-----------------------------------------------------------------------------

                                                       HORIZON FINANCIAL CORP.
                                                Notes To Financial Statements
                                                March 31, 2003, 2002 and 2001
-----------------------------------------------------------------------------

Note 1 - Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations - Horizon Financial Corp. (the "Company"), through its wholly-owned subsidiary, Horizon Bank (the "Bank"), provides a full range of commercial and mortgage lending services to borrowers and a full range of customer services to depositors through 15 branches located in Whatcom, Skagit and Snohomish Counties of Washington State. The Bank is an FDIC insured, state-chartered stock savings bank.

Financial Statement Presentation and Use of Estimates - The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and reporting practices applicable to the banking industry. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of revenues and expenses for the period and assets and liabilities as of the balance sheet date. Actual results could differ from estimated amounts.

A material estimate that is particularly susceptible to significant change relates to the determination of the allowance for losses on loans and the valuation of real estate acquired in connection with foreclosures or in satisfaction of loans. In connection with the determination of the estimated losses on loans and foreclosed assets held for sale, management obtains independent appraisals for significant properties.

All per share date included in the financial statements have been restated to reflect the stock dividend effective May 11, 2001 and the 25% stock split effective July 23, 2002 as well as the Company's ongoing share repurchase activities.

Principles of Consolidation - As of March 31, 2003, 2002 and 2001, and for the years then ended, the consolidated financial statements include the accounts of Horizon Financial Corp. and its wholly-owned subsidiary, Horizon Bank. Westward Financial Services, Inc. is a wholly-owned subsidiary of Horizon Bank, whose accounts are also included in the consolidation. All material intercompany balances and transactions have been eliminated.

Cash and Cash Equivalents - For purposes of reporting cash flows, cash and cash equivalents include cash on hand and noninterest-bearing amounts due from banks.

Included in cash and cash equivalents are legally reserved amounts which are required to be maintained on an average basis in the form of cash and balances due from the Federal Reserve Bank and other banks. Reserve requirements approximate $2,787,000 and $1,646,000 for the years ended March 31, 2003 and 2002, respectively.

The Company maintains cash balances at several banks. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $100,000.

Investments in Interest-Bearing Deposits - Investments in interest-bearing deposits consist principally of funds on deposit with the Federal Home Loan Bank and short-term certificates of deposit with Western Washington financial institutions.

Investments and Mortgage-Backed Securities - The Company classifies its securities into one of three categories: (1) held-to-maturity, (2) available-for-sale, or (3) trading. Investment securities are categorized as held-to-maturity when the Bank has the positive intent and ability to hold those securities to maturity. Securities which are held-to-maturity are stated at cost, adjusted for amortization of premiums, and accretion of discounts which are recognized as adjustments to interest income.

Investment securities categorized as available-for-sale are generally held for investment purposes (to maturity), although unanticipated future events may result in the sale of some securities. Available-for- sale securities are recorded at fair value, with the net unrealized gain or loss included as other comprehensive income within the statement of stockholders' equity, net of the related tax effect. Realized gains or losses on dispositions are based on the net proceeds and the adjusted carrying amount of securities sold, using the specific identification method.

Declines in the fair value of individual held-to-maturity and available-for-sale securities below their cost that are other than temporary are recognized by write-downs of the individual securities to their fair value. Such write-downs would be included in earnings as realized losses.

                                                                           6
-----------------------------------------------------------------------------

                                                       HORIZON FINANCIAL CORP.
                                                Notes TO Financial Statements
                                                March 31, 2003, 2002 and 2001
-----------------------------------------------------------------------------

Note 1 - Nature of Operations and Summary of Significant Accounting Policies (Continued)

Premiums and discounts are recognized in interest income using the interest method over the period to maturity. The Company had no trading securities at March 31, 2003 and 2002.

Noncash Investing and Financing Transactions - Noncash investing and financing transactions consist principally of securitizing mortgage loans and exchanging them for FHLMC participation certificates. At the time of the securitization, the pool of loans are reclassified from the loan portfolio and are aggregated in a participation certificate in the available-for-sale investment portfolio. A separate mortgage servicing right is established using an estimate of fair market value and reorganized upon securitization. The transaction does not result in the recognition of income or expense in the income statement.

Federal Home Loan Bank Stock - The Bank's investment in Federal Home Loan Bank (the "FHLB") stock is a restricted investment carried at par value ($100 per share), which reasonably approximates its fair value. As a member of the FHLB system, the Bank is required to maintain a minimum level of investment in FHLB stock based on specific percentages of its outstanding FHLB advances. The Bank may request redemption at par value of any stock in excess of the amount the Bank is required to hold. Stock redemptions are at the discretion of the FHLB.

Loans Held for Sale - Mortgage loans originated and intended for sale in the secondary market are carried at the lower of cost or estimated market value in the aggregate. Net unrealized losses are recognized through a valuation allowance by charges to income.

Loans Receivable - Loans receivable that management has the intent and ability to hold for the foreseeable future or until maturity or pay-off are reported at their outstanding principal adjusted for any charge-offs, the allowance for loan losses, and any deferred fees or costs on originated loans and unamortized premiums or discounts on purchased loans. Interest income is accrued on the unpaid principal balance.

Loan origination fees, net of certain direct loan origination costs, are deferred and recognized as an adjustment of the yield on the related loans, using the interest method.

Impaired Loans and Related Income - A loan is considered impaired when management determines that it is probable that all contractual amounts of principal and interest will not be paid as scheduled in the loan agreement. These loans include nonaccruing loans past due 90 days or more, loans restructured in the current year, and other loans that management considers to be impaired.

When a loan is placed on nonaccrual status, all interest previously accrued, but not collected, is reversed and charged against interest income. Income on nonaccrual loans is then recognized only when the loan is brought current, or when, in the opinion of management, the borrower has demonstrated the ability to resume payments of principal and interest. Interest income on restructured loans is recognized pursuant to the terms of new loan agreements. Interest income on other impaired loans is monitored and based upon the terms of the underlying loan agreement. However, the recorded net investment in impaired loans, including accrued interest, is limited to the present value of the expected cash flows of the impaired loan, or the observable fair market value of the loan, or the fair value of the loan's collateral.

Provision for Loan Losses - Management estimates the provision for loan losses by evaluating known and inherent risks in the loan portfolio. These factors include changes in the size and composition of the loan portfolio, actual loan loss experience, current and anticipated economic conditions, detailed analysis of individual loans for which full collectibility may not be assured, and determination of the existence and realizable value of the collateral and guarantees securing the loans. The allowance is based upon factors and trends identified by future market factors beyond the Company's control, which may result in losses or recoveries differing significantly from those provided for in the financial statements.

The majority of the Company's loan portfolio consists of commercial loans and single-family residential loans secured by real estate in the Whatcom, Skagit and Snohomish County areas. Real estate prices in this market are stable at this time. However, the ultimate collectibility of a substantial portion of the Company's loan portfolio may be susceptible to changes in local market conditions in the future.

                                                                           7
-----------------------------------------------------------------------------

                                                       HORIZON FINANCIAL CORP.
                                                Notes To Financial Statements
                                                March 31, 2003, 2002 and 2001
-----------------------------------------------------------------------------

Note 1 - Nature of Operations and Summary of Significant Accounting Policies (Continued)

While management uses available information to recognize losses on loans, further reductions in the carrying amounts of loans may be necessary based on changes in local economic conditions. In addition, regulatory agencies, as an integral part of their examination process periodically review the estimated losses on loans. Such agencies may require the Company to recognize additional losses based on their judgment about information available to them at the time of their examination.

Mortgage Servicing Rights - The Company allocates its total cost in mortgage loans between mortgage servicing rights and loans, based upon their relative fair values, when loans are subsequently sold or securitized, with the servicing rights retained. Fair values are generally obtained through quoted market prices. The Company has established a valuation allowance to measure impairment of its mortgage servicing rights. Impairment is measured based upon the characteristics of the individual loans, including note rate, term, underlying collateral, current market conditions and estimates of net servicing income. The Company accounts for its recorded value, and possible impairment of mortgage servicing rights, on a loan-by-loan basis.

The cost allocated to mortgage servicing rights is amortized in proportion to, and over the period of, estimated net servicing income.

Premises and Equipment - Premises and equipment are stated at cost less accumulated depreciation. Major renewals or betterments are capitalized and depreciated over their estimated useful lives. Depreciation is computed on the straight-line method over the estimated useful lives of 35 years for buildings and three to ten years for equipment.

Bank Owned Life Insurance - The carrying amount of Bank Owned Life Insurance approximates its fair value. Fair value of Bank Owned Life Insurance is estimated using the cash surrender value. The Bank owns approximately $10 million and $5 million in Bank Owned Life Insurance as of March 31, 2003 and 2002, respectively, and is included in Other Assets.

Goodwill - Goodwill was recognized in connection with the purchase of branch assets and related liabilities. The Company performs periodic evaluations for impairment. During the current year impairment testing was performed and Goodwill was found not to be impaired. At March 31, 2003 and 2002, Goodwill in the amount of $545,336 and $574,038 was included in Other Assets.

Other Real Estate Owned - Other real estate owned includes properties acquired through foreclosure. These properties are recorded at the lower of cost or estimated fair value. Losses arising from the acquisition of property, in full or partial satisfaction of loans, are charged to the allowance for loan losses.

Subsequent to the transfer to other real estate owned, these assets continue to be recorded at the lower of cost or fair value (less estimated cost to sell), based on periodic evaluations. Generally, legal and professional fees associated with foreclosures are expensed as incurred. Costs incurred to improve property prior to sale are capitalized, however, in no event are recorded costs allowed to exceed fair value. Subsequent gains, losses, or expenses recognized on the sale of these properties are included in noninterest income or expense.

Income Taxes - The Company reports income and expenses using the accrual method of accounting and files a consolidated tax return which includes its subsidiary. Deferred tax assets and liabilities are reflected at currently enacted income tax rates applicable to the period in which the deferred tax assets or liabilities are expected to be realized or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes. Deferred taxes result from temporary differences in the recognition of certain income and expense amounts between the Bank's financial statements and its tax returns.

Earnings Per Share - Basic earnings per share amounts are computed based on the weighted average number of shares outstanding during the period after giving retroactive effect to stock dividends and stock splits. Diluted earnings per share amounts are computed by determining the number of additional shares that are deemed outstanding due to stock options under the treasury stock method.

                                                                           8
-----------------------------------------------------------------------------

                                                       HORIZON FINANCIAL CORP.
                                                Notes To Financial Statements
                                                March 31, 2003, 2002 and 2001
-----------------------------------------------------------------------------

Note 1 - Nature of Operations and Summary of Significant Accounting Policies (Continued)

Financial Instruments - All financial instruments held or issued by the Bank are held or issued for purposes other than trading. In the ordinary course of business, the Bank enters into off-balance-sheet financial instruments consisting of commitments to extend credit. These commitments are recorded in the financial statements when they are funded.

Advertising Costs - The Company expenses advertising costs as they are incurred.

Stock Options - The Company recognizes the financial effects of stock options under the intrinsic value method in accordance with Accounting Principles Board Opinion No. 25 Accounting for Stock Issued to Employees (APB 25). Generally, stock options are issued at a price equal to the fair value of the Company's stock as of the grant date.

Under APB 25, options issued in this manner do not result in the recognition of employee compensation in the Company's financial statements. Disclosures required by Statement of Financial Accounting Standard No. 123 Accounting for Stock- Based Compensation, as amended are as follows.

The pro forma information recognizes, as compensation, the value of stock options granted using an option valuation model known as the Black Scholes model. Pro forma earnings per share amounts also reflect an adjustment for an assumed purchase of treasury stock from proceeds deemed obtained from the issuance of stock options. The estimated fair value for options issued in 2003, 2002 and 2001 is estimated at $64,192, $1,093, and $246,272, respectively. The following assumptions were used to estimate the fair value of the options:

                                            2003         2002         2001
                                            -----       ------       ------
Risk-free interest rate                     2.35%       4.438%        4.54%
Dividend yield rate                         3.65%       4.130%       4.728%
Price volatility                            2.457%      2.606%       3.018%
Weighted average expected life of options   3.70 yr.    3.50  yr.    3.20  yr.

Management believes that the assumptions used in the option pricing model are highly subjective and represent only one estimate of possible value, as there is no active market for the options granted. The fair value of the options granted will be allocated to pro forma earnings over the vesting period of the options.

Pro forma disclosures:

                                            2003         2002         2001
                                         -----------  -----------  ----------
Net income as reported                   $12,139,871  $10,053,957  $8,270,399
Additional compensation for fair
 value of stock options                      (88,462)    (237,564)   (282,400)
                                         -----------  -----------  ----------
Pro forma net income                     $12,051,409  $ 9,816,393  $7,987,999
                                         ===========  ===========  ==========

Earnings per share
     Basic

       As reported                           $1.14        $ .92       $ .72
                                             =====        =====       =====

       Pro forma                             $1.13        $ .90       $ .70
                                             =====        =====       =====

     Diluted

       As reported                           $1.12        $ .91       $ .72
                                             =====        =====       =====

       Pro forma                             $1.11        $ .89       $ .70
                                             =====        =====       =====

The remaining unrecognized compensation for fair value of stock options was $48,144, $547 and $61,568 as of March 31, 2003, 2002 and 2001, respectively.

                                                                           9
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



                                                       HORIZON FINANCIAL CORP.
                                                Notes To Financial Statements
                                                March 31, 2003, 2002 and 2001
-----------------------------------------------------------------------------

Note 1 - Nature of Operations and Summary of Significant Accounting Policies (Continued)

Reclassifications - Certain reclassifications have been made to prior years' amounts to conform to the current year presentation. These reclassifications have no significant effect on the Bank's previously reported financial position or results of operations.

New Accounting Pronouncements - In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The Interpretation elaborates on the disclosures to be made by sellers or guarantors of products and services, as well as those entities guaranteeing the financial performance of others. The Interpretation further clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the obligations it has undertaken in issuing the guarantee. The initial recognition and initial measurement provisions of the Interpretation are effective on a prospective basis to guarantees issued or modified after December 31, 2002, and the disclosure requirements are effective for financial statements of periods ending after December 15, 2002. The Company believes that its disclosures with regards to these matters are adequate as of March 31, 2003.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities. The interpretation explains how to identify variable interest entities and how an enterprise assesses its interest in a variable interest entity to decide whether to consolidate that entity. This interpretation requires existing unconsolidated variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risks among parties involved. Variable interest entities that effectively disperse risks will not be consolidated unless a single party holds an interest or combination of interest that effectively recombines risks that were previously dispersed. This interpretation applies immediately to variable interest entities created after January 31, 2003, and to variable interest entities in which an enterprise obtains an interest after that date. It applies in the first fiscal year or interim period beginning after June 15, 2003, to variable interest entities in which an enterprise holds a variable interest that it acquired before February 1, 2003. Implementation of this statement did not result in a material impact on its financial position or results of operations.

In April of 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. This statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under FASB No. 133, Accounting for Derivative Instruments and Hedging Activities. The statement is effective for certain contracts entered into or modified after June 30, 2003, and for certain hedging relationships designated after June 30, 2003. Implementation of this statement is not expected to have an impact on the Company's financial condition or results of operations.


Note 2 - Interest-Bearing Deposits

Interest bearing deposits consisted of the following at March 31, 2003 and 2002:

                                        2003                2002
                                     -----------        -----------

FHLB Demand                          $59,629,418        $69,475,000
Certificates of deposit                  300,000            300,000
                                     -----------        -----------
                                     $59,929,418        $69,775,000
                                     ===========        ===========

The Company has funds on deposit with the Federal Home Loan Bank in Demand account. This account acts like a savings account and earns interest based on the daily federal funds rate. These funds are uninsured deposits held at the Federal Home Loan Bank of Seattle. The FHLB of Seattle, a federally chartered corporation, is one of 12 district FHLBanks, which operate under the supervision of the Federal Housing Finance Board. The Finance Board is an independent agency of the executive branch within the US Government which ensures that the FHLBanks operate in a safe and sound manner, remain adequately capitalized, and can raise funds in the capital markets.

                                                                          10
-----------------------------------------------------------------------------

                                                       HORIZON FINANCIAL CORP.
                                                Notes To Financial Statements
                                                March 31, 2003, 2002  and 2001
-----------------------------------------------------------------------------

Note 3 - Investment Securities

The Company's investment policy requires that the Company purchase only high-grade investment securities. Purchases of debt instruments are generally restricted to those rated A or better by a nationally recognized statistical rating organization.

The amortized cost and estimated market values of investments, together with unrealized gains and losses, are as follows as of March 31, 2003 and 2002, respectively:

                                               2003
                        -----------------------------------------------------
                                         Gross          Gross       Estimated
                        Amortized      Unrealized     Unrealized      Fair
                           Costs          Gains         Losses        Value
                        -----------    ----------     ----------  -----------
Available-For-Sale Securities
  State and political
   subdivisions and U.S.
   government agency
   securities           $38,820,895    $1,888,238     $        -  $40,709,133
  Marketable equity
   securities             3,805,723     5,553,778       (130,000)   9,229,501
  Mutual funds            5,000,000        10,070              -    5,010,070
  Corporate debt
   securities            18,580,044     1,032,053              -   19,612,097
                        -----------    ----------     ----------  -----------
    Total available-
     for-sale
     securities          66,206,662     8,484,139       (130,000)  74,560,801
                        -----------    ----------     ----------  -----------

Held-To-Maturity Securities
  State and political
   subdivisions and
   U.S. government agency
   securities               369,292        32,728              -      402,020
                        -----------    ----------     ----------  -----------
    Total held-to-maturity
     securities             369,292        32,728              -      402,020
                        -----------    ----------     ----------  -----------
    Total investment
     securities         $66,575,954    $8,516,867     $ (130,000) $74,962,821
                        ===========    ==========     ==========  ===========


                                               2002
                        -----------------------------------------------------
                                         Gross          Gross       Estimated
                        Amortized      Unrealized     Unrealized      Fair
                           Costs          Gains         Losses        Value
                        -----------    ----------     ----------  -----------
Available-For-Sale Securities
  State and political
   subdivisions and
   U.S. government agency
   securities           $23,586,937    $   87,443     $ (112,234) $23,562,146
  Marketable equity
   securities             3,805,723     5,597,600       (105,000)   9,298,323
  Mutual funds            5,000,000             -              -    5,000,000
  Corporate debt
   securities             8,224,903       288,182              -    8,513,085
                        -----------    ----------     ----------  -----------

    Total available-for-
     sale securities     40,617,563     5,973,225       (217,234)  46,373,554
                        -----------    ----------     ----------  -----------

Held-To-Maturity Securities
  State and political
   subdivisions and U.S.
   government agency
   securities               369,140         4,652              -      373,792
                        -----------    ----------     ----------  -----------
    Total held-to-maturity
     securities             369,140         4,652              -      373,792
                        -----------    ----------     ----------  -----------
    Total investment
     securities         $40,986,703    $5,977,877     $ (217,234) $46,747,346
                        ===========    ==========     ==========  ===========

                                                                          11
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



                                                       HORIZON FINANCIAL CORP.
                                                Notes To Financial Statements
                                                March 31, 2003, 2002 and 2001
-----------------------------------------------------------------------------

Note 3 - Investment Securities (Continued)

The amortized cost and estimated fair value of investment securities at March 31, 2003, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               2003
                        -----------------------------------------------------
                           Available-For-Sale           Held-To-Maturity
                        -------------------------  --------------------------
                         Amortized     Estimated    Amortized     Estimated
                            Cost       Fair Value     Cost        Fair Value
                        ----------     ----------  ----------     ----------
State and political
 subdivisions and
 U.S. government agencies
    One year            $ 2,091,099   $ 2,120,697    $      -      $      -
    Two to five years    33,880,802    35,700,197     369,292       402,020
    Five to ten years     2,198,284     2,228,865           -             -
    Over ten years          650,710       659,374           -             -
                        -----------   -----------    --------      --------
                         38,820,895    40,709,133     369,292       402,020
                        -----------   -----------    --------      --------
Corporate debt securities
    One year              3,016,527     3,098,921           -             -
    Two to five years    14,572,942    15,413,594           -             -
    Over ten years          990,575     1,099,582           -             -
                        -----------   -----------    --------      --------
                         18,580,044    19,612,097           -             -
                        -----------   -----------    --------      --------
Mutual funds and
 marketable equity
 securities (liquid)      8,805,723    14,239,571           -             -
                        -----------   -----------    --------      --------
Total investment
 securities             $66,206,662   $74,560,801    $369,292      $402,020
                        ===========   ===========    ========      ========

Proceeds from sales of investments and gross realized gains and losses on investment sales were as follows for the year ended March 31:

                                           2003       2002       2001
                                         -------    -------    --------
Proceeds from sales of investments       $     -    $64,725    $143,675
                                         =======    =======    ========
Gross gains realized on sales of
 investments                             $     -    $64,397    $142,856
                                         =======    =======    ========

Please refer to Note 4 for information on gross gains and losses on mortgage-backed security sales.

Information about concentrations of investments in particular industries for marketable equity securities and corporate debt securities at March 31 consist of the following:

                                        2003                   2002
                            ------------------------  ------------------------
                                             Market                  Market
                                 Cost        Value       Cost        Value
                            -----------  -----------  -----------  -----------
Marketable equity securities
   Banking                  $   318,380  $ 1,636,271  $   318,380  $ 1,410,678
   Government agency stocks   3,487,343    7,593,230    3,487,343    7,887,645
                            -----------  -----------  -----------  -----------
                            $ 3,805,723  $ 9,229,501  $ 3,805,723  $ 9,298,323
                            ===========  ===========  ===========  ===========

Corporate debt securities
   Finance companies        $11,045,036  $11,650,459  $ 5,573,514  $ 5,786,569
   Private utilities          2,705,224    2,853,869    1,661,196    1,714,098
   Manufacturing companies    4,829,784    5,107,769      990,193    1,012,418
                            -----------  -----------  -----------  -----------
Total investment securities $18,580,044  $19,612,097  $ 8,224,903  $ 8,513,085
                            ===========  ===========  ===========  ===========

At March 31, 2003 and 2002, U.S. government agency and corporate debt securities of $3,370,000 and $3,125,000 were pledged as collateral for deposits of state and local government agencies and deposits for trust accounts in excess of $100,000, as required by Washington State Law.

                                                                          12
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



                                                       HORIZON FINANCIAL CORP.
                                                Notes To Financial Statements
                                                March 31, 2003, 2002 and 2001
-----------------------------------------------------------------------------

Note 4 - Mortgage-Backed Securities

Mortgage-backed securities at March 31 consist of the following:

                                                   2003
                           ---------------------------------------------------
                                            Gross        Gross      Estimated
                             Amortized    Unrealized   Unrealized      Fair
                                Cost         Gains       Losses        Value
                           -----------    ----------   ---------   -----------
Available-for-sale
 securities                $37,140,593    $  894,448   $(113,849)  $37,921,192
Held-to-maturity securities  2,793,089       190,654           -     2,983,743
                           -----------    ----------   ---------   -----------
    Total mortgage-backed
     securities            $39,933,682    $1,085,102   $(113,849)  $40,904,935
                           ===========    ==========   =========   ===========

                                                   2002
                           ---------------------------------------------------
                                            Gross        Gross      Estimated
                             Amortized    Unrealized   Unrealized      Fair
                                Cost         Gains       Losses        Value
                           -----------    ----------   ---------   -----------
Available-for-sale
 securities                $29,453,222    $  592,751   $ (58,270)  $29,987,703
Held-to-maturity securities  4,410,204       191,577           -     4,601,781
                           -----------    ----------   ---------   -----------
    Total mortgage-backed
     securities            $33,863,426    $  784,328   $ (58,270)  $34,589,484
                           ===========    ==========   =========   ===========

The amortized cost and estimated fair value of mortgage-backed securities at March 31, 2003, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

                                                   2003
                          ----------------------------------------------------
                             Available-For-Sale          Held-To-Maturity
                          ------------------------   -------------------------
                           Amortized    Estimated     Amortized     Estimated
                              Cost      Fair Value      Cost        Fair Value
                          -----------  -----------   ----------    -----------
Mortgage-backed securities
    One year              $   397,201  $   399,268   $    2,657    $    2,810
    Two to five years      11,973,560   12,100,792      187,844       200,969
    Six to ten years        1,033,346    1,055,928    2,240,867     2,380,374
    After ten years        23,736,486   24,365,204      361,721       399,590
                          -----------  -----------   ----------    ----------
Total investment
 securities               $37,140,593  $37,921,192   $2,793,089    $2,983,743
                          ===========  ===========   ==========    ==========

All of the above mortgage-backed securities are rated AAA by a nationally recognized statistical rating organization.

Proceeds from sales of mortgage-backed securities and gross realized gains and losses on mortgage-backed security sales were as follows for the year ended March 31:

                                            2003         2002         2001
                                         ----------   -----------  -----------
Proceeds from sales of mortgage-backed
  securities                             $2,403,548   $22,429,008  $28,030,581
                                         ==========   ===========  ===========
Gross gains realized on sales of
 mortgage-backed securities              $   62,187   $   225,104  $   236,161
                                         ==========   ===========  ===========
Gross losses realized on sales of
 investments                             $        -   $   (70,108) $         -
                                         ==========   ===========  ===========


                                                                          13
-----------------------------------------------------------------------------

                                                       HORIZON FINANCIAL CORP.
                                                Notes To Financial Statements
                                                March 31, 2003, 2002 and 2001
-----------------------------------------------------------------------------

Note 5 - Loans Receivable

Loans receivable (collateralized principally by properties in the Whatcom, Skagit and Snohomish Counties of Washington State) at March 31 consist of the following:

                                                   2003            2002
                                              ------------     ------------
First mortgage loans
    1-4 Family                                $350,487,597     $493,097,739
    1-4 Family construction                     28,035,560       29,958,286
    Less participating                        (137,172,801)    (228,874,332)
                                              ------------     ------------
       Net first mortgage loans                241,350,356      294,181,693

Construction and land development               66,111,738       55,746,760
Residential commercial real estate              56,929,901       28,603,971
Non-residential commercial real estate         182,157,758      169,696,803
Commercial loans                                54,132,254       37,844,119
Home equity secured                             22,729,371       18,873,309
Other consumer loans                             6,886,950        5,263,284
                                              ------------     ------------
                                               630,298,328      610,209,939

Less:
    Undisbursed loan proceeds                  (34,678,121)     (30,406,272)
    Deferred loan fees                          (4,844,929)      (5,612,704)
    Allowance for loan losses                   (8,506,133)      (5,887,482)
                                              ------------     ------------
                                              $582,269,145     $568,303,481
                                              ============     ============

The Company originates both adjustable and fixed interest rate loans. At March 31, 2003, the Company had adjustable and fixed rate loans as follows:

           Fixed Rate                                Adjustable Rate
-----------------------------------      ------------------------------------
Term to Maturity        Book Value       Term to Maturity         Book Value
------------------     ------------      ------------------      ------------
Less than one year     $ 28,631,331      Less than one year      $102,412,904
One to two years         13,321,322      One to two years          30,067,390
Two to five years        53,757,127      Two to five years         41,188,130
Five to ten years       108,384,162      Five to ten years         23,351,853
Over ten years          208,361,149      Over ten years            20,822,960

Loans serviced for others are $140,535,316 and $228,874,332, respectively, as of March 31, 2003 and 2002.

The Bank generally receives a monthly fee of 0.25% to 0.375% per annum of the unpaid balance of each loan. The sold loans are sold without right of recourse to the Bank by the buyer of the loan interests in the event of default by the borrower.

Impaired loans on a nonaccrual basis and the related interest are not material as of March 31, 2003 and 2002.

The allowance for loan losses at March 31, and changes during the year are as follows:

                                        2003         2002           2001
                                    ----------    ----------     ----------
Balance, beginning of year          $5,887,482    $4,976,670     $4,757,152
Provision for loan losses            2,740,000     1,089,642        320,000
Loan chargeoffs                       (129,406)     (187,095)      (101,628)
Loan recoveries                          8,057         8,265          1,146
                                    ----------    ----------     ----------
Balance, end of year                $8,506,133    $5,887,482     $4,976,670
                                    ==========    ==========     ==========

                                                                          14
-----------------------------------------------------------------------------

                                                       HORIZON FINANCIAL CORP.
                                                Notes To Financial Statements
                                                March 31, 2003, 2002 and 2001
-----------------------------------------------------------------------------

Note 6 - Mortgage Servicing Rights

Loan costs allocated to mortgage servicing rights as of March 31, were as follows:

                                                   2003            2002
                                               -----------     -----------
Beginning balance                              $ 2,129,964     $ 2,244,895
Additions for new loans                             63,850         492,201
Amortization                                      (909,671)       (607,132)
                                               -----------     -----------
Ending balance                                   1,284,143       2,129,964
Valuation allowance for impairment
 of mortgage servicing rights                     (668,183)     (1,111,016)
                                               -----------     -----------
Balance, end of year                           $   615,960     $ 1,018,948
                                               ===========     ===========

Changes in the valuation allowance for impairment of mortgage servicing was as follows:

Beginning balance                              $(1,111,016)    $(1,184,842)
Additions                                          (29,090)       (239,801)
Credited to income                                 471,923         313,627
                                               -----------     -----------
Balance, end of year                           $  (668,183)    $(1,111,016)
                                               ===========     ===========

Note 7 - Accrued Interest and Dividends Receivable

Accrued interest and dividends receivable at March 31 is summarized as follows:

                                                   2003            2002
                                               -----------     -----------
Investment securities                          $ 1,020,845     $   588,110
Mortgage-backed securities                         191,989         217,979
Loans receivable                                 3,237,921       3,531,629
Dividends on marketable equity securities          169,711         157,642
                                               -----------     -----------
                                               $ 4,620,466     $ 4,495,360
                                               ===========     ===========
Note 8 - Premises and Equipment

Premises and equipment at March 31 consisted of:

                                                   2003            2002
                                               -----------     -----------
Buildings                                      $11,952,760     $11,085,239
Equipment                                        8,072,921       7,077,819
                                               -----------     -----------
                                                20,025,681      18,163,058
Accumulated depreciation                        (9,308,956)     (8,389,657)
                                               -----------     -----------
                                                10,716,725       9,773,401
Land                                             5,217,529       5,421,648
                                               -----------     -----------
Balance, end of year                           $15,934,254     $15,195,049
                                               ===========     ===========

                                                                           15
-----------------------------------------------------------------------------

                                                       HORIZON FINANCIAL CORP.
                                                Notes To Financial Statements
                                                March 31, 2003, 2002 and 2001
-----------------------------------------------------------------------------

Note 9 - Deposits

A comparative summary of deposits at March 31 follows:

                                                   2003            2002
                                               ------------    ------------
Demand deposits
    Savings                                    $ 38,455,124    $ 35,262,865
    Checking                                     66,169,430      52,336,378
    Checking (noninterest-bearing)               28,052,250      22,915,124
    Money market                                 26,426,247      26,349,597
    Ultimate Money Market                        99,378,323      95,316,576
                                               ------------    ------------
                                                258,481,374     232,180,540
                                               ------------    ------------
Time certificates of deposit
    Less than $100,000                          258,623,337     272,739,558
    Greater than or equal to $100,000           129,617,449     123,862,372
                                               ------------    ------------
                                                388,240,786     396,601,930
                                               ------------    ------------
Total deposits                                 $646,722,160    $628,782,470
                                               ============    ============

Time certificate of deposit maturities at March 31 are as follows:

                                                2003
                        ---------------------------------------
                          Variable      Fixed
                            Rate         Rate          Total         2002
                        -----------  ------------  ------------  ------------
Within one year         $15,772,139  $222,206,999  $237,979,138  $283,934,285
One to two years          4,996,096    60,826,246    65,822,342    46,313,655
Two to three years          714,719    25,292,432    26,007,151    19,333,578
Three to four years         613,433    25,740,982    26,354,415    19,890,177
Four to five years          898,814    30,023,884    30,922,698    24,612,336
Over five years           1,155,042             -     1,155,042     2,517,899
                        -----------  ------------  ------------  ------------
                        $24,150,243  $364,090,543  $388,240,786  $396,601,930
                        ===========  ============  ============  ============

The terms of variable rate CDs allow customers to make additional deposits to existing CDs at any time.

The weighted average nominal interest rate on all deposits at March 31, 2003 and 2002 is 2.79 percent and 4.14 percent, respectively.

Interest expense on deposits for the years ended March 31 is summarized as follows:

                                       2003           2002           2001
                                   -----------    -----------    -----------
Money market                       $ 2,212,086    $ 2,664,570    $ 2,888,813
Checking                               491,383        572,826        573,139
Savings                                437,912        694,646        991,817
Certificates of deposit             14,531,578     21,064,070     24,767,250
                                   -----------    -----------    -----------

Balance, end of year               $17,672,959    $24,996,112    $29,221,019
                                   ===========    ===========    ===========

Note 10 - Securities Sold Under Agreements to Repurchase

The Bank has from time to time sold certain securities of the U.S. Government and its agencies and other approved investments under agreements to repurchase. A safekeeping agent not under control of the Bank held the securities underlying the agreements. Securities sold under agreements to repurchase were $-0- and $-0- as of March 31, 2003 and 2002, respectively.

                                                                           16
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



                                                       HORIZON FINANCIAL CORP.
                                                Notes To Financial Statements
                                                March 31, 2003, 2002 and 2001
-----------------------------------------------------------------------------

Note 11 - Other Borrowed Funds

The Bank is a member of the Federal Home Loan Bank ("FHLB") of Seattle. As a member, the Bank has a committed line of credit up to 20% of total assets, subject to the Bank pledging sufficient collateral and maintaining the required stock investment. Committed lines of credit agreements totaling approximately $162.3 million and $121.2 million were available to the Bank, of which, $52.5 million and $28 million were outstanding at March 31, 2003 and 2002, respectively. These advances bear interest ranging from 2.67% to 5.96% and 4.26% to 5.96% per annum, respectively. Maturities for the advances are $7,000,000 in fiscal 2004, $9,000,000 in fiscal 2005, $12,000,000 in fiscal
2006, $13,500,000 in fiscal 2007, and $11,000,000 in fiscal 2008.

The maximum outstanding and average outstanding balances and average interest rates on advances from the FHLB were as follows for the year ended March 31:

                                                     In Thousands
                                            ------------------------------
                                              2003       2002        2001
                                            -------    -------     -------
Maximum outstanding at any month-end        $52,500    $28,000     $55,865
Average outstanding                          38,276     27,131      44,817

Weighted average interest rates:

    Annual                                     4.67%      5.69%       6.73%
                                               ====       ====        ====

    End of year                                4.33%      5.07%       6.14%
                                               ====       ====        ====

The Bank also has other borrowed funds in the form of retail repurchase agreements. These agreements are collateralized by securities held by a safekeeping agent not under control of the Bank. These advances are considered overnight borrowings bearing interest rates that fluctuate daily based on current market rates. The Bank had $1,262,740 and $1,120,729 outstanding as of March 31, 2003 and 2002, respectively.

Note 12 - Income Tax

Deferred income tax results from temporary differences in the recognition of income and expense for tax and financial statement purposes. The source of these differences and the related tax effects for the years ended March 31 are as follows:

                                           2003         2002          2001
                                       ----------    ---------     ---------
Deferred loan fees                     $ (264,000)   $ 219,000     $  64,000
Loan loss and general reserves            873,000      700,000       428,000
Deferred compensation                      71,000       (3,000)       36,000
Other, net                                828,000     (179,000)     (203,000)
                                       ----------    ---------     ---------
                                       $1,508,000    $ 737,000     $ 325,000
                                       ==========    =========     =========

                                                                          17
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



                                                       HORIZON FINANCIAL CORP.
                                                Notes To Financial Statements
                                                March 31, 2003, 2002 and 2001
-----------------------------------------------------------------------------

Note 12 - Income Tax (Continued)

The nature and components of the Company's net deferred tax assets (liabilities), established at an estimated tax rate of 34.25%, are as follows at March 31:

                                                      2003           2002
                                                  -----------    -----------
Deferred Tax Assets
  Deferred compensation agreements                $   572,000    $   501,000
  Financial reporting loan loss reserve not
   recognized for tax purposes                      2,541,000        956,000
  Financial reporting accrued expenses not
   recognized for tax purposes                        222,000        296,000
  Other deferred tax assets                           188,000              -
                                                  -----------    -----------
     Total deferred assets                          3,523,000      1,753,000
                                                  -----------    -----------

Deferred Tax Liabilities
  Deferred loan fees for tax purposes in excess
   of amounts deferred for financial reporting
   purposes                                          (466,000)      (842,000)
  Tax effect of unrealized gains on available-
   for-sale securities                             (3,106,000)    (2,138,760)
  FLHB stock dividends                               (605,000)      (463,000)
  Other deferred tax liabilities                     (877,504)      (380,853)
                                                  -----------    -----------
     Total deferred liabilities                    (5,054,504)    (3,824,613)
                                                  -----------    -----------
      Net deferred tax assets (liabilities)       $(1,531,504)   $(2,071,613)
                                                  ===========    ===========

The Company believes, based upon the available evidence, that all deferred assets will be realized in the normal course of operations. Accordingly, these assets have not been reduced by a valuation allowance.

A reconciliation of the Company's income tax provision to the statutory federal income tax rate for the years ended March 31 is as follows:

                                        2003           2002          2001
                                     ----------     ----------    ----------
Provision for income tax at the
 statutory rate of 35 percent        $6,332,000     $5,314,366    $4,365,327
Increase (decrease) in tax
 resulting from:
  Income taxed at lower brackets       (100,000)       (95,000)     (100,000)
  Dividends received deduction          (70,000)       (71,166)      (48,290)
  Other, net                           (211,788)       (18,253)      (15,073)
                                     ----------     ----------    ----------
Income tax provision                 $5,950,212     $5,129,947    $4,201,964
                                     ==========     ==========    ==========

Prior to 1997, the Company was allowed a bad debt deduction of 8 percent of taxable income, subject to certain limitations. During 1997, a tax law change eliminated this tax deduction and, in addition, requires the Company to recapture and pay taxes on these deductions taken after fiscal year ended March 31, 1988. The Company previously recorded deferred tax liabilities to account for this obligation, thus retroactive effects of this law change have not been significant. The cumulative tax-basis bad debt deduction as of March 31, 2003 and 2002 was approximately $1,067,000 and $2,135,000, respectively. If any portion of this amount is subsequently used for purposes other than to absorb loan losses, that portion will be subject to federal income tax at the then prevailing tax rate.

Note 13 - Benefit Plans

Deferred Compensation Plan   The Company has entered into deferred
compensation agreements with certain of its officers. The agreements provide for additional retirement benefits payable over a 12 to 20 year period following retirement. In connection with these agreements, the Company has acquired life insurance policies on the individual officers covered by the deferred compensation agreements. At March 31, 2003 and 2002, the cash surrender values of these policies included in Other Assets aggregated $2,411,219 and $2,241,901, respectively.

                                                                          18
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



                                                       HORIZON FINANCIAL CORP.
                                                Notes To Financial Statements
                                                March 31, 2003, 2002 and 2001
-----------------------------------------------------------------------------

Note 13 - Benefit Plans (Continued)

The Company performs a present value calculation using an appropriate discount rate on an annual basis to ensure that those obligations are adequately estimated in the accompanying financial statements. The discount rate was 4.00%, 4.75%, and 5.00% in 2003, 2002 and 2001, respectively. Deferred compensation expense amounted to $155,000, $191,298 and $172,776 in 2003, 2002 and 2001, respectively.

Profit Sharing Arrangement - The Company has a profit sharing arrangement with employees meeting certain service requirements. Payments made to employees pursuant to the arrangement are based upon earnings, growth in deposits and attainment of certain corporate objectives. Costs of the arrangement were $1,403,000, $751,488 and $483,413 for 2003, 2002 and 2001, respectively.

Employee Stock Ownership Plan - The Company has a noncontributory employee stock ownership plan (ESOP) for those employees who have completed a minimum of two years of service. The Company's contribution is determined annually by the Board of Directors. Participants receive distributions from the ESOP only in the event of retirement, disability or termination of employment. The primary purpose of the ESOP is to acquire shares of the Company's common stock on behalf of ESOP participants.

In May 1999, the Company issued an additional loan to the ESOP in the amount of $154,725, to purchase 12,500 shares of common stock in the open market. The loan is to be repaid over seven years with annual payments including interest due March 31. In April 2001, the Company issued a 15% stock dividend which added an additional 4,789 shares to the unallocated ESOP shares. In July 2002, the Company issued a 25% stock split which added an additional 7,342 shares to the unallocated ESOP shares. Shares released for allocation were 9,180 for the years ended March 31, 2003, 2002 and 2001. The ESOP shares relating to the loans outstanding as of March 31 were as follows:

                                         2003          2002          2001
                                      --------      --------      --------
Number of shares
   Allocated shares                     56,558        47,378        38,197
   Unallocated shares                   27,535        36,715        45,896
                                      --------      --------      --------
     Total ESOP shares                  84,093        84,093        84,093
                                      ========      ========      ========
Fair value
   Unallocated shares                 $409,996      $371,568      $355,053
                                      ========      ========      ========

Dividends paid on unallocated shares of stock are reinvested and the new shares purchased are allocated to the participants. Compensation expense for the ESOP plan is based upon the fair value of shares committed to be released each year.

401(k) Plan - Effective January 1, 1993, the Company adopted a defined contribution 401(k) retirement and savings plan (the "Plan") covering substantially all employees. The Company contributes three percent of participating employee's eligible salary to the Plan and a discretionary amount determined annually by the Board of Directors. Total contributions to the Plan amounted to $360,000, $323,850 and $312,122 for the years ended March 31, 2003, 2002 and 2001, respectively.


Note 14 -  Stockholders' Equity

Capital Requirements - The Company and Bank are subject to various regulatory capital requirements administered by the federal banking agencies. Failure to
meet minimum capital requirements can initiate certain mandatory   and
possibly additional discretionary - actions by regulators that, if undertaken, could have a direct material effect on the Company's financial statements. Under capital adequacy guidelines within the regulatory framework for prompt corrective action, the Company must meet specific capital adequacy guidelines that involve quantitative measures of each entity's assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. Capital classifications are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

                                                                          19
-----------------------------------------------------------------------------

                                                       HORIZON FINANCIAL CORP.
                                                Notes To Financial Statements
                                                March 31, 2003, 2002 and 2001
-----------------------------------------------------------------------------

Note 14 - Stockholders' Equity (Continued)

Quantitative measures are established by regulation to ensure capital adequacy, require maintenance of minimum amounts and ratios (set forth in the table below in thousands) of total and Tier 1 capital (as defined in the regulations) to risk-weighted assets, and of Tier 1 capital to average assets. Management believes, as of March 31, 2003, that each entity meets all capital adequacy requirements to which they are subject.

As of February 3, 2003, the most recent notification from the Bank's regulator categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, the Bank must maintain minimum total risk-based, Tier 1 risk-based, and Tier 1 leverage ratios as set forth in the table. There are no conditions or events since that notification that management believes have changed the institution's category.


                                                                                   To Be Well Capitalized
                                                            For Capital            Under Prompt Corrective
                                      Actual              Adequacy Purposes          Action Provisions
                              ---------------------     --------------------       ---------------------
                               Amount        Ratio       Amount       Ratio         Amount        Ratio
                              --------      -------     --------      ------       --------       ------
As of March 31, 2003
Total Capital
 (to Risk Weighted Assets)
    Consolidated              $109,357       18.75%      $ 46,652     >8.00%       $ 58,315       >10.00%
    Horizon Bank              $109,147       18.70%      $ 46,684     >8.00%       $ 58,355       >10.00%
Tier I Capital
 (to Risk Weighted Assets)
    Consolidated              $ 99,608       17.08%      $ 23,326     >4.00%       $ 34,989       > 6.00%
    Horizon Bank              $ 99,393       17.03%      $ 23,342     >4.00%       $ 35,013       > 6.00%
Tier I Capital
 (to Average Assets)
    Consolidated              $ 99,608       12.46%      $ 31,979     >4.00%       $ 39,973       > 5.00%
    Horizon Bank              $ 99,393       12.44%      $ 31,954     >4.00%       $ 39,943       > 5.00%

                                                                                   To Be Well Capitalized
                                                            For Capital            Under Prompt Corrective
                                      Actual              Adequacy Purposes          Action Provisions
                              ---------------------     --------------------       ---------------------
                               Amount        Ratio       Amount       Ratio         Amount        Ratio
                              --------      -------     --------      ------       --------       ------
As of March 31, 2002
Total Capital
 (to Risk Weighted Assets)
    Consolidated              $102,508       20.27%      $ 40,464     >8.00%       $ 50,580       >10.00%
    Horizon Bank              $102,530       20.26%      $ 40,478     >8.00%       $ 50,598       >10.00%
Tier I Capital
 (to Risk Weighted Assets)
    Consolidated              $ 95,772       18.93%      $ 20,232     >4.00%       $ 30,348       > 6.00%
    Horizon Bank              $ 95,794       18.93%      $ 20,239     >4.00%       $ 30,359       > 6.00%
Tier I Capital
 (to Average Assets)
    Consolidated              $ 95,772       12.67%      $ 30,237     >4.00%       $ 37,796       > 5.00%
    Horizon Bank              $ 95,794       12.67%      $ 30,237     >4.00%       $ 37,796       > 5.00%

Holding Company Loans - Under federal regulations, the Bank is limited, unless previously approved, as to the amount it may loan to the holding company and any one affiliate, to 10 percent of its capital stock and surplus, and the total of loans to the holding company and affiliates must not exceed 20 percent of capital and surplus. Further, all such loans must be fully collateralized.

Dividend Reinvestment Plan - As a service to its stockholders of record, the Bank offers a Dividend Reinvestment and Stock Purchase Plan ("Reinvestment Plan"). Under the terms of the Reinvestment Plan, dividends and optional cash payments may be reinvested toward the purchase of additional shares of stock. No brokerage commission or fees are charged to acquire shares through the Reinvestment Plan.

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



                                                       HORIZON FINANCIAL CORP.
                                                Notes To Financial Statements
                                                March 31, 2003, 2002 and 2001
-----------------------------------------------------------------------------

Note 14 - Stockholders' Equity (Continued)

Stock Repurchase Plans - In January 2000, the Company announced a plan to repurchase up to 1,240,562 shares, as restated, or approximately 10% of the Company's outstanding common stock. During fiscal 2001, 710,269 shares were repurchased under this plan at a cost of $4,898,256. In October 2000, the Company announced a plan to repurchase up to 1,121,250 shares, as restated, or approximately 10% of the Company's outstanding common stock. During fiscal 2001, 144,468 shares were repurchased under this plan at a cost of $1,109,850. Effective March 31, 2001, all 1,380,862 shares of treasury stock were retired. During fiscal 2002, 409,940 shares were repurchased and subsequently retired under this plan at a cost of $3,989,335. During fiscal 2003, 214,650 shares were repurchased and subsequently retired under this plan at a cost of $2,498,191. In October 2002, the Company announced a plan to repurchase up to 1,065,000 shares, or approximately 10% of the Company's outstanding common stock. During Fiscal 2003, 195,700 shares were repurchased and subsequently retired under this plan at a cost of $2,772,168.

Stock Split - The Company's Board of Directors at its June 25, 2002 Board meeting, announced a 25% stock split to be issued July 23, 2002 for shareholders of record July 11, 2002.

Stock Dividend - The Company's Board of Directors at its April 24, 2001 Board meeting, announced a 15% stock dividend to be issued June 4, 2001 for shareholders of record May 11, 2001.

Stock Warrants - In 1992, certain key organizers of the Bank of Bellingham received warrants for 24,000 shares of stock at an exercise price of $12.50 per share. In conjunction with the merger of Bellingham Bancorporation, the outstanding warrants as of June 19, 1999 were converted at 2.74 shares of
Horizon for each share of Bellingham Bancorporation   amounting to 37,812
shares at an exercise price of $4.56 per share. The number of shares were then adjusted to 47,365 at an exercise price of $3.17 per share due to stock splits and stock dividends. Warrants for 7,877 and 39,387 shares of stock were still outstanding as of March 31, 2002 and 2001, respectively. During the fiscal year ended March 31, 2003, remaining warrants were exercised.

Stock Option and Incentive Plans - The Company may award options for a maximum of 595,125 as restated, of authorized common stock to certain officers and key employees under the 1995 Stock Option and Incentive Plan. Options are granted at no less than fair market value and may or may not vest immediately upon issuance based on the terms established by the Board of Directors. Options are generally exercisable within one to five years from date of grant and expire after ten years.

Stock options outstanding also include shares issued under the 1986 Stock Option and Incentive Plan. Options under this plan were granted at fair market value, vest at 20 to 35 percent per year, are exercisable from one to five years and expire after ten years. There are no additional options to be granted under this plan.

                              Shares of Common Stock
                             ------------------------    Weighted Average of
                             Available for     Under      Exercise Price of
                             Option/Award       Plan      Shares Under Plan
                             ------------     -------     ------------------
Balance, March 31, 2001            989        661,711
   Authorized                        -              -
   Granted                        (719)           719          $    7.67
   Exercised                         -        (49,712)       $ 3.17 - 9.22
   Lapsed                       25,736        (25,736)       $ 3.17 - 9.22
   Expired                        (368)             -
                               -------        -------
Balance, March 31, 2002         25,638        586,982

   Authorized                        -              -
   Granted                     (33,000)        33,000        $ 10.66 - 14.625
   Exercised                         -       (148,652)       $  4.19 - 14.625
   Lapsed                       15,922        (15,922)       $  4.19 - 14.625
   Expired                         (12)             -
                               -------        -------
Balance, March 31, 2003          8,548        455,408
                               =======        =======

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



                                                       HORIZON FINANCIAL CORP.
                                                Notes To Financial Statements
                                                March 31, 2003, 2002 and 2001
-----------------------------------------------------------------------------

Note 14 - Stockholders' Equity (Continued)

                       Options Outstanding              Options Exercisable
               ------------------------------------  -----------------------
                              Weighted
                              Average      Weighted
   Range of                   Remaining    Average                 Average
   Exercise       Number     Contractual   Exercise     Number     Exercise
    Prices     Outstanding      Life        Price    Exercisable    Price
  ----------   -----------   -----------   --------  -----------  ---------
  $ 5 to $10      422,408     5.108 years    $ 7.71    348,257     $ 7.96
  $10 to $15       33,000     9.372 years     11.66       -          N/A

At March 31, 2003, 463,956 shares of common stock were reserved for issuance pursuant to stock plans, options and conversions of preferred stock.

Note 15 - Earnings Per Share

The numerators and denominators of basic and diluted earnings per share are as follows:

                                       2003          2002           2001
                                   -----------   -----------    -----------
Net income (numerator)             $12,139,871   $10,053,957    $ 8,270,399
Shares used in the calculation
 (denominators)
   Basic earnings per weighted
    average share outstanding       10,674,506    10,921,233     11,441,342
   Effect of dilutive stock options    190,463       145,822         50,723
                                   -----------   -----------    -----------
   Diluted shares                   10,864,969    11,067,055     11,492,065
                                   ===========   ===========    ===========
Basic earnings per share              $ 1.14        $ .92          $ .72
                                      ======        =====          =====
Diluted earnings per share            $ 1.12        $ .91          $ .72
                                      ======        =====          =====

At March 31, 2003, 2002 and 2001, there were options to purchase 455,408, 586,982, and 661,711 shares of common stock outstanding. As of March 31, 2001, options of 376,747 were antidilutive and therefore not included in the computation of diluted net income per share. At March 31, 2003 and March 31, 2002, all options to purchase shares of common stock were included in the diluted net income per share calculation.

Note 16 - Commitments And Contingencies

Employment Agreement - The Company has entered into a four-year employment agreement with the Company's president at an amount approximating his current level of compensation. In the event of specified termination of the president's employment following a change in control of the Company (as defined), the agreement provides the president with severance payments of up to three times his annual compensation plus continuation of certain benefits.

Long-Term Lease Commitments - The Company has entered into lease agreements for certain parcels of land and branch offices. Future noncancelable lease payments under these agreements are as follows for the years ending March 31:

                       2004                      $  234,060
                       2005                         201,511
                       2006                         157,181
                       2007                         127,209
                       2008                         124,432
                    Thereafter                      157,370
                                                 ----------
                                                 $1,001,763
                                                 ==========

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



                                                       HORIZON FINANCIAL CORP.
                                                Notes To Financial Statements
                                                March 31, 2003, 2002 and 2001
-----------------------------------------------------------------------------

Note 17 - Related Party Transactions

Certain directors, executive officers, and principal stockholders are Bank customers and have had banking transactions with the Bank. All loans and commitments to loan included in such transactions were made in compliance with applicable laws on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present any other unfavorable features.

The aggregate balances and activity during 2003, 2002 and 2001 are as follows and were within regulatory limitations:

                                       2003           2002           2001
                                  ------------     -----------    -----------
Balance, beginning of year        $ 19,846,791     $11,935,697    $ 7,000,849
New loans or advances               16,750,744      13,753,750     10,612,418
Repayments                         (16,745,911)     (5,842,656)    (5,677,570)
                                  ------------     -----------    -----------
Balance, end of year              $ 19,851,634     $19,846,791    $11,935,697
                                  ============     ===========    ===========
Interest earned on loans          $  1,372,680     $ 1,095,527    $   948,342
                                  ============     ===========    ===========

Deposits from related parties totaled approximately $1,625,000 and $2,725,000 at March 31, 2003 and 2002, respectively.

Note 18 - Significant Group Concentrations of Credit Risk

Most of the Bank's business activity is with customers located within Whatcom, Skagit and Snohomish Counties. Investments in state and municipal securities involve governmental entities within the state of Washington. The Bank originates commercial, real estate and consumer loans. Generally, loans are secured by deposit accounts, personal property or real estate. Rights to collateral vary and are legally documented to the extent practicable. Although the Bank has a diversified loan portfolio, local economic conditions may affect borrowers' ability to meet the stated repayment terms.

Note 19 - Financial Instruments

The Bank is a party to financial instruments with off-balance-sheet risk (loan commitments) in the normal course of business to meet the financing needs of its customers and to reduce its own exposure to fluctuations in interest rates. Loan commitments involve, to varying degrees, elements of credit and interest-rate risk in excess of the amount recognized in the balance sheet. The contract amounts of those commitments reflect the extent of the Bank's exposure to credit loss from these commitments. The Bank uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The amount of collateral obtained, if it is deemed necessary by the Bank upon extension of credit, is based on management's credit evaluation of the counterparty. Collateral held varies but may include accounts receivable, inventory, property, plant, and equipment; and income-producing commercial properties.

Standby letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements, including commercial paper, bond financing, and similar transactions. Except for certain long-term guarantees, the majority of guarantees expire in one year. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. Collateral supporting those commitments, for which collateral is deemed necessary, generally amounts to one hundred percent of the commitment amount at March 31, 2003.

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



                                                       HORIZON FINANCIAL CORP.
                                                Notes To Financial Statements
                                                March 31, 2003, 2002 and 2001
-----------------------------------------------------------------------------

Note 19 - Financial Instruments (Continued)

The Bank has not been required to perform on any financial guarantees and has not incurred any losses on its commitments in 2003, 2002 and 2001.

The following is a summary of the off-balance-sheet financial instruments or contracts outstanding:

                                           2003                2002
                                       -----------          -----------
Commitments to extend credit           $58,878,487          $36,331,803
Credit card arrangements                 7,385,414            6,896,030
Standby letters of credit                1,263,217              348,463

Note 20 - Disclosures About Fair Value of Financial Instruments

The following methods and assumptions were used to estimate the fair value of the following classes of financial instruments:

Cash Equivalents, Interest-bearing Deposits, and Loans Held-for-Sale   Due to
the relatively short period of time between the origination of these instruments and their expected realization, the carrying amount is estimated to approximate market value.

Investment and Mortgage-Backed Securities - Fair values are based on quoted market prices or dealer quotes, if available. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

Federal Home Loan Bank ("FHLB") Stock - FHLB Stock is carried at $100 par value. This investment is considered restricted, as a minimum investment must be maintained in order to obtain borrowing commitments from FHLB. The Company may redeem its investment only at par value, which is used as the estimated market value.

Loans Receivables - For certain homogeneous categories of loans, such as those written to Federal Home Loan Mortgage Corporation ("FHLMC") standards, fair value is estimated using the quoted market prices for securities backed by similar loans, adjusted for differences in loan characteristics. For variable rate loans that reprice frequently and with no significant change in credit risk, fair values are based on carrying values.

Accrued Income and Expense Accounts - Due to the short-term nature of these amounts, recorded book value is believed to approximate fair value.

Deposit Liabilities, Repurchase Agreements and Other Borrowed Funds - The fair value of demand deposits, savings accounts, certain money market deposits, and federal funds purchased, is the amount payable on demand at the reporting date. The fair value of fixed-maturity certificates of deposit, repurchase agreements and other borrowed funds are estimated by discounting the estimated future cash flows using the rates currently offered for these instruments with similar remaining maturities.

Off-Balance-Sheet Instruments - The Company's off-balance-sheet instruments include unfunded commitments to extend credit and borrowing facilities available to the Company. The fair value of these instruments is not considered practicable to estimate because of the lack of quoted market price and the inability to estimate fair value without incurring excessive costs.

                                                                          24
-----------------------------------------------------------------------------

                                                       HORIZON FINANCIAL CORP.
                                                Notes To Financial Statements
                                                March 31, 2003, 2002 and 2001
-----------------------------------------------------------------------------

Note 20 - Disclosures About Fair Value of Financial Instruments (Continued)

The carrying amounts and estimated fair values of the Bank's financial instruments at March 31, 2003 and 2002 are as follows:

                                   2003                       2002
                       --------------------------  --------------------------
                         Carrying                    Carrying
                          Amount      Fair Value      Amount      Fair Value
                       ------------  ------------  ------------  ------------
Financial Assets
  Cash and cash
   equivalents         $ 15,083,505  $ 15,083,505  $ 14,187,040  $ 14,187,040
  Investment
   securities            74,930,093    74,962,821    46,742,694    46,747,346
  Mortgage-backed
   securities            40,714,281    40,904,935    34,397,907    34,589,484
  Interest-bearing
   deposits              59,929,418    59,929,418    69,775,000    69,775,000
  Federal Home Loan
   Bank stock             6,638,500     6,638,500     6,243,300     6,243,300
  Loans receivable      582,269,145   590,991,597   568,303,481   572,112,150
  Loans held-for-sale     2,838,300     2,838,300     3,295,900     3,295,900
  Accrued interest and
   dividends receivable   4,620,466     4,620,466     4,495,360     4,495,360

Financial Liabilities
  Demand and savings
   deposits             258,481,374   258,481,374   232,180,540   232,180,540
  Time deposits         388,240,786   396,849,780   396,601,930   401,745,275
  Accounts payable and
   other liabilities      7,761,614     7,761,614     7,640,704     7,640,704
  Accrued interest
   payable                  286,863       286,863       314,396       314,396
  Other borrowed funds   53,762,740    55,720,840    29,120,729    29,719,929

Note 21 - Parent Company (Only) Financial Information

                                                      In Thousands
                                             ------------------------------
                                                2003                2002
                                             ---------            ---------
Condensed balance sheet at March 31:
   Cash                                      $     458            $      17
   Investment in bank                          106,029              100,622
   Other assets                                  1,000                  944
                                             ---------            ---------
                                             $ 107,487            $ 101,583
                                             =========            =========

   Other liabilities                         $   1,243            $     983
   Stockholders' equity                        106,244              100,600
                                             ---------            ---------
                                             $ 107,487            $ 101,583
                                             =========            =========

                                                                          25
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



                                                       HORIZON FINANCIAL CORP.
                                                Notes to Financial Statements
                                                March 31, 2003, 2002 and 2001
-----------------------------------------------------------------------------

Note 21 - Parent Company (Only) Financial Information (Continued)

Condensed statement of income for the years ended March 31, 2003 and 2002:

                                                     In Thousands
                                             -----------------------------
                                                2003      2002      2001
                                             -------    -------    -------
Income
  Cash dividends from Bank subsidiary        $ 9,005    $ 7,787    $ 9,775
  Interest                                         6          8          9
                                             -------    -------    -------
     Total income                              9,011      7,795      9,784
                                             -------    -------    -------

Expenses
  Compensation                                   105        124        116
  Other                                          330        170        268
                                             -------    -------    -------
     Total expenses                              435        294        384
                                             -------    -------    -------
Income before equity in undistributed
 income of subsidiary and benefit
 equivalent to income taxes                    8,576      7,501      9,400
Benefit equivalent to income taxes                84         43         68
                                             -------    -------    -------
Income before equity in undistributed
 income of subsidiary                          8,660      7,544      9,468
Equity in undistributed income of subsidiary   3,480      2,510     (1,198)
                                             -------    -------    -------
     Net income                              $12,140    $10,054    $ 8,270
                                             =======    =======    =======


                                               2003       2002       2001
                                             -------    -------    -------
Cash flows from operating activities
  Net income                                 $12,140    $10,054    $ 8,270
Adjustments to reconcile net income to
 net cash flows from operating activities
   Equity in undistributed income of
    subsidiary                                (3,480)    (2,510)     1,198
   Other operating activities                    (23)       (65)       (63)
                                             -------    -------    -------
     Net cash flows from operating activities (3,457)     7,479      9,405
                                             -------    -------    -------
Cash flows from investing activities
  Other investing activities                      22         22         22
                                             -------    -------    -------
     Net cash flows from investing activities     22         22         22
                                             -------    -------    -------
Cash flows from financing activities
  Sale of common stock                         1,132        363        161
  Dividends paid                              (5,271)    (3,870)    (3,854)
  Treasury stock purchased                    (4,125)    (3,989)    (6,008)
                                             -------    -------    -------
     Net cash flows from financing activities (8,264)    (7,496)    (9,701)
                                             -------    -------    -------
Net change in cash                               441          5       (274)
Cash, beginning of year                           17         12       (286)
                                             -------    -------    -------
Cash, end of year                            $   458    $    17    $    12
                                             =======    =======    =======


                                                                          26
-----------------------------------------------------------------------------

                                                       HORIZON FINANCIAL CORP.
                                                Notes To Financial Statements
                                                March 31, 2003, 2002 and 2001
-----------------------------------------------------------------------------

Note 22 - Selected Quarterly Financial Data (Unaudited)

                                      Year Ended March 31, 2003
                        -----------------------------------------------------
                        1st Quarter   2nd Quarter   3rd Quarter   4th Quarter
                        -----------   -----------   -----------   -----------
Interest income         $12,518,449   $12,546,020   $12,787,426   $12,376,884
Interest expense          5,318,384     5,011,148     4,772,948     4,358,621
                        -----------   -----------   -----------   -----------
Net interest income       7,200,065     7,534,872     8,014,478     8,018,263
Provision for loan
 losses                     300,000       350,000     1,050,000     1,040,000
Noninterest income        1,519,010     1,511,994     2,251,533     2,125,827
Noninterest expense       4,163,790     4,363,950     4,281,989     4,536,230
                        -----------   -----------   -----------   -----------
Income before provision
 for income tax           4,255,285     4,332,916     4,934,022     4,567,860
Provision for income tax  1,401,031     1,421,061     1,624,108     1,504,012
                        -----------   -----------   -----------   -----------
Net income              $ 2,854,254   $ 2,911,855   $ 3,309,914   $ 3,063,848
                        ===========   ===========   ===========   ===========

Basic earnings per share
 (adjusted for stock
 splits and dividends)      $ .27         $ .27         $ .31         $ .29
                            =====         =====         =====         =====

Diluted earnings per share
 (adjusted for stock
 splits and dividends)      $ .26         $ .27         $ .31         $ .28
                            =====         =====         =====         =====

                                      Year Ended March 31, 2002
                        -----------------------------------------------------
                        1st Quarter   2nd Quarter   3rd Quarter   4th Quarter
                        -----------   -----------   -----------   -----------
Interest income         $ 4,026,405   $13,478,400   $12,933,200   $12,652,823
Interest expense          7,752,882     7,070,286     6,021,833     5,695,568
                        -----------   -----------   -----------   -----------
Net interest income       6,273,523     6,408,114     6,911,367     6,957,255
Provision for loan
 losses                     160,000       285,000       459,642       185,000
Noninterest income          859,594     1,134,932     1,411,141     1,208,528
Noninterest expense       3,527,956     3,648,770     3,806,198     3,907,984
                        -----------   -----------   -----------   -----------
Income before provision
 for income tax           3,445,161     3,609,276     4,056,668     4,072,799
Provision for income tax  1,166,076     1,218,833     1,371,204     1,373,834
                        -----------   -----------   -----------   -----------
Net income              $ 2,279,085   $ 2,390,443   $ 2,685,464   $ 2,698,965
                        ===========   ===========   ===========   ===========

Basic earnings per share
 (adjusted for stock
 splits and dividends)      $ .21         $ .21         $ .25         $ .25
                            =====         =====         =====         =====

Diluted earnings per share
 (adjusted for stock
 splits and dividends)      $ .20         $ .21         $ .24         $ .25
                            =====         =====         =====         =====

                                                                          27
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




                               REVOCABLE PROXY
                           HORIZON FINANCIAL CORP.

                        ANNUAL MEETING OF SHAREHOLDERS
                                July 22, 2003

     The undersigned hereby appoints the Executive/Proxy Committee of the Board of Directors of Horizon Financial Corp. ("Corporation") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Meeting"), to be held at the Fox Hall at the Hampton Inn, 1661 W. Bakerview Road, Bellingham, Washington, on July 22, 2003 at 1:00 p.m., Pacific Time, and at any and all adjournments thereof, as follows:


                                                     VOTE
                                                     FOR          WITHHELD
                                                     ----         --------
I.  The election as directors of the
    nominees listed below                            [   ]         [   ]
    (except as marked to the contrary below).

    Robert C. Diehl
    Fred R. Miller
    Gary E. Goodman

    INSTRUCTIONS: To withhold your vote for any individual nominees, write the nominee's name on the line below.

    -------------------------------------------

    -------------------------------------------

The Board of Directors recommends a vote "FOR" the adoption of the proposal listed above.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO APPROVAL OF THE MINUTES OF THE PRIOR MEETING OF SHAREHOLDERS, THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 2003 ANNUAL MEETING.

             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Corporation, prior to the execution of this proxy, of Notice of the Annual Meeting, a proxy statement for the Annual Meeting and an Annual Report to Shareholders.


Dated:                     , 2003
       --------------------


  -------------------------------          ------------------------------
  PRINT NAME OF SHAREHOLDER                PRINT NAME OF SHAREHOLDER


  -------------------------------          ------------------------------
  PRINT NAME OF SHAREHOLDER                PRINT NAME OF SHAREHOLDER


Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required, but each holder should sign, if possible.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.